UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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SEACHANGE INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SEACHANGE INTERNATIONAL, INC.

50 Nagog Park

Acton, Massachusetts 01720

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 11, 2019

The Annual Meeting of Stockholders of SeaChange International, Inc. (“SeaChange” or the “Company”) will be held at SeaChange’s offices, located at 50 Nagog Park, Acton, Massachusetts 01720, on Thursday, July 11, 2019 at 10:00 a.m., local time, to consider and act upon each of the following matters:

1.	To elect the nominees named in the proxy statement to the Board of Directors to serve for three-year terms as Class II Directors.
2.	To approve the Tax Benefits Preservation Plan, attached as Appendix A to the accompanying proxy statement.
3.	To conduct an advisory vote on the compensation of the Company’s named executive officers.
4.	To ratify the appointment of the Company’s independent registered public accounting firm.
5.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on May 21, 2019, the record date fixed by the Board of Directors for such purpose.

IF YOU PLAN TO ATTEND:

Please call David McEvoy at 978-889-3004 if you plan to attend. Please bring valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will also need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, cell phones, recording devices and other electronic devices will not be permitted at the meeting.

By Order of the Board of Directors,

David McEvoy
Senior Vice President, General Counsel and Secretary

Acton, Massachusetts

May 24, 2019

Whether or not you expect to attend the meeting, we encourage you to vote promptly, following the instructions in the materials you received, to ensure that your shares are represented at the meeting.

2019 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

SEACHANGE INTERNATIONAL, INC.

50 Nagog Park

Acton, Massachusetts 01720

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

July 11, 2019

May 24, 2019

This proxy statement is being furnished by the Board of Directors (the “Board”) of SeaChange International, Inc. (“SeaChange” or the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, July 11, 2019, at 10:00 a.m., local time, at SeaChange’s offices, located at 50 Nagog Park, Acton, Massachusetts 01720.

Only stockholders of record as of the close of business on May 21, 2019 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments thereof.

SeaChange is pleased to take advantage of the U.S. Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials over the Internet. We believe that this process allows SeaChange to provide its stockholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing its proxy materials.

As a result, SeaChange is mailing to most of its stockholders of record entitled to vote at the Annual Meeting on or about May 31, 2019, a Notice Regarding the Availability of Proxy Materials (sometimes referred to as the “Notice”) instead of a paper copy of this proxy statement and SeaChange’s 2019 Annual Report. The Notice contains instructions on how to access those documents over the Internet. The balance of SeaChange’s stockholders entitled to vote at the Annual Meeting will be mailed on or about May 31, 2019 a printed copy of the proxy materials.

Information Regarding Voting and Proxies

Stockholders may vote in one of the following two ways:

1.	if you receive a copy of the proxy materials by mail, by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage paid envelope by return mail; or
2.	by completing a proxy on the Internet at the address listed on the proxy card or Notice.

Any proxy may be revoked by a stockholder at any time before its exercise by either delivering written revocation or a later dated proxy to the Secretary of SeaChange, entering a new vote by Internet or telephone, or attending the Annual Meeting of Stockholders and voting in person. Only your latest dated proxy will count.

All properly completed proxy forms returned in time to be cast at the Annual Meeting will be voted. Stockholders are being asked to vote with respect to the election of Class II Directors, approval of the Company’s Tax Benefits Preservation Plan, an advisory vote on the compensation of the Company’s named executive officers and the ratification of the selection of SeaChange’s independent registered public accounting firm. Where a choice has been specified on the proxy card with respect to each proposal, the shares represented by the proxy will be voted in accordance with your specifications. If no specification is indicated on the proxy card, the shares represented by the proxy will be voted FOR the nominees named herein for election to the Board of Directors to serve as Class II Directors, FOR the approval of the Company’s Tax Benefits Preservation Plan, FOR approval of the compensation of the Company’s named executive officers, and FOR the ratification of the selection of SeaChange’s independent registered public accounting firm.

A majority-in-interest of the outstanding shares represented at the Annual Meeting in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. On all matters being submitted to stockholders at this Annual Meeting, an affirmative vote of at least a majority of the shares present, in person or represented by proxy, and voting on that matter is required for approval or ratification. An automated system administered by Broadridge Financial Solutions, Inc. tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions, as well as broker “non-votes” are not considered to have been voted for such matters and have the practical effect of having no impact on the outcome of the vote.

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies and in accordance with the SEC’s proxy rules. See “Stockholder Proposals” herein at page 11. The persons named as proxies, Peter Faubert and David McEvoy, were selected by the Board of Directors and are executive officers of SeaChange.

OWNERSHIP OF SECURITIES

Securities Ownership Of Certain Beneficial Owners And Management

The following table sets forth information regarding the beneficial ownership of SeaChange common stock as of May 21, 2019 by:

•	each person or entity who is known by SeaChange to beneficially own more than five percent (5%) of the common stock of SeaChange;
•	each of the directors of SeaChange and each of the executive officers of SeaChange named in the Summary Compensation Table on page 29; and
•	all of the directors and executive officers of SeaChange as a group.

Except for the named executive officers and directors, none of these persons or entities has a relationship with SeaChange, except as disclosed below under “Certain Relationships and Related Transactions.” Unless otherwise indicated, the address of each person or entity named in the table is c/o SeaChange International, Inc., 50 Nagog Park, Acton, Massachusetts 01720, and each person or entity has sole voting power and investment power (or shares such power with his or her spouse), with respect to all shares of capital stock listed as owned by such person or entity.

The number and percentage of shares beneficially owned is determined in accordance with the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and also any shares of common stock underlying restricted stock units (“RSUs”), performance stock units (“PSUs”), deferred stock units (“DSUs”), options or warrants that are exercisable by that person within sixty (60) days of May 21, 2019. However, these shares underlying RSUs, PSUs, DSUs, options or warrants are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity. Percentage of beneficial ownership is based on 36,607,461 shares of SeaChange’s common stock outstanding as of May 21, 2019.

Name	Amount and Nature of Beneficial Ownership (1) (#)	Percent of Common Stock Outstanding
Edward Terino (2)	278,959	*
Peter Faubert	150,235	*
Marek Kielczewski (3)	491,532	1.3%
Mark Bonney (4)	81,947	*
William F. Markey, III	135,460	*
Robert Pons (5)	32,680	*
Andrew Sriubas	95,997	*
Jeffrey Tuder (6)	55,680	*
Royce E. Wilson	160,360	*
Karen Singer/TAR Holdings LLC (7) 212 Vaccaro Drive Cresskill, NJ 07626	6,067,616	16.6%
Footprints Asset Management & Research, Inc. (8) 11422 Miracle Hills Drive, Suite 208 Omaha, NE 68154	3,054,458	8.3%
Dimensional Fund Advisors, LP (9) Building One 6300 Bee Cave Road Austin, TX 78746	2,196,463	6.0%
Neuberger Berman Investment Advisors LLC (10) 1290 Avenue of the Americas New York, NY 10104	1,993,259	5.4%
The Vanguard Group (11) 100 Vanguard Blvd. Malvern, PA 19355	1,798,652	4.9%
All Executive Officers and Directors as a group (11 persons) (12)	1,630,860	4.5%

*	Less than 1%
(1)

Includes shares of Common Stock which have not been issued but are subject to options which either are presently exercisable or will become exercisable within sixty (60) days of May 21, 2019, as follows: Mr. Faubert: 136,647 shares and Mr. Kielczewski: 137,075 shares. Includes RSUs and DSUs that will have vested within sixty (60) days of May 21, 2019, as follows: Mr. Bonney: 31,250 DSUs; Mr. Markey: 31,250 DSUs; Mr. Pons: 32,680 DSUs; Mr. Sriubas: 31,250 DSUs; Mr. Tuder: 32,680 DSUs and Mr. Wilson: 31,250 DSUs.

(2)	Mr. Terino resigned as the Chief Executive Officer and director of the Company on February 24, 2019 as previously reported on a Form 8-K filed with the SEC on February 26, 2019.
(3)	Mr. Kielczewski was appointed Chief Technology Officer on November 29, 2018.
(4)	Mr. Bonney was appointed Executive Chair on April 4, 2019 as previously reported on a Form 8-K filed with the SEC on April 5, 2019.
(5)

Mr. Pons was elected as a director to the Board of Directors on February 28, 2019 pursuant to the terms of the Cooperation Agreement, dated as of February 28, 2019 with TAR Holdings LLC and Karen Singer as previously reported on a Form 8-K filed with the SEC on March 1, 2019.

(6)

Mr. Tuder was elected as a director to the Board of Directors on February 28, 2019 pursuant to the terms of the Cooperation Agreement, dated as of February 28, 2019 with TAR Holdings LLC and Karen Singer as previously reported on a Form 8-K filed with the SEC on March 1, 2019.

(7)

According to a Schedule 13D/A filed on March 1, 2019, Karen Singer, TAR Holdings LLC, CCUR Holdings, Inc. and Wayne Barr Jr., (i) Ms. Singer and TAR Holdings LLC may be deemed to have sole dispositive power and sole voting power over the above-mentioned 6,067,616 shares and (ii) CCUR Holdings, Inc. and Mr. Barr may be deemed to have sole dispositive power and sole voting power over an additional 1,284,910 shares. Ms. Singer and TAR Holdings LLC are parties to a Cooperation Agreement dated February 28, 2019, as previously reported on Form 8-K filed with the SEC on March 1, 2019.

(8)

According to a Schedule 13G filed on February 14, 2019, Footprints Asset Management and Research, Inc. may be deemed to have sole dispositive power and sole voting power over the above-mentioned 3,054,458 shares.

(9)

According to an amended Schedule 13G/A filed on February 8, 2019, Dimensional Fund Advisors LP may be deemed to have sole dispositive power with respect to all 2,196,463 of the above-mentioned shares and sole voting power over 2,042,705 of the above-mentioned shares. Dimensional Fund Advisors LP serves as investment advisor to four investment companies and serves as investment manager to certain other commingled group trusts and investment accounts, which own the above-mentioned shares. Dimensional Fund Advisors LP disclaims beneficial ownership of such shares.

(10)

According to a Schedule 13G filed on May 3, 2019, Neuberger Berman Group LLC and Neuberger Berman Investment Advisors LLC, (i) Neuberger Berman Group LLC may be deemed to have shared dispositive power with respect to all 1,993,259 the above-mentioned shares and shared voting power over 1,571,901 of the above-mentioned shares; and (ii) Neuberger Berman Investment Advisors LLC may be deemed to have shared dispositive power with respect to all 1,993,259 the above-mentioned shares and shared voting power over 1,571,901 of the above-mentioned shares.

(11)

According to a Schedule 13G filed on February 12, 2019, The Vanguard Group, Inc. may be deemed to have sole dispositive power with respect to 1,790,189 of the above-mentioned shares, shared dispositive power with respect to 8,463 of the above-mentioned shares, and sole voting power over 8,463 of the above-mentioned shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of the 8,463 shares as a result of its serving as investment manager of collective trust accounts.

(12)

This group is comprised of those individuals named in the Summary Compensation Table on page 29 and those persons who were directors of SeaChange as of May 21, 2019. Includes an aggregate of 464,082 shares of Common Stock which the directors and executive officers, as a group, have the right to acquire by exercise of stock options or will acquire upon vesting of RSUs or DSUs within sixty (60) days of May 21, 2019.

PROPOSAL NO. I

ELECTION OF DIRECTORS

SeaChange’s Board of Directors currently consists of six members, five of whom are independent, non-employee directors. The Board of Directors is divided into three classes. Each class is elected for a term of three years, with the terms of office of the directors in the respective classes expiring in successive years.

The present term of the current Class II Directors, Mr. Pons, Mr. Sriubas and Mr. Wilson, expires at the Annual Meeting. Mr. Wilson has decided not to stand for re-election due to other business that is requiring more of Mr. Wilson’s time.  The Board of Directors, based on the recommendation of the Corporate Governance and Nominating Committee, has nominated Mr. Pons and Mr. Sriubas for re-election as Class II Directors. The nomination of Mr. Pons is consistent with the obligations of the Company pursuant to the Cooperation Agreement entered into on February 28, 2019 with TAR Holdings LLC and Karen Singer, as described herein.  The Board of Directors knows of no reason why either of these nominees should be unable or unwilling to serve, but if that should be the case, proxies may be voted for the election of some other person selected by the Board.  Mr. Pons and Mr. Sriubas have each consented to being named in this proxy statement as a nominee to be a Class II Director and to serving in that capacity, if elected.

The Board of Directors unanimously recommends a vote “FOR” the Nominees listed below.

The following table sets forth, for the Class II nominees to be elected at the Annual Meeting and each of the other current directors, the year the nominee or director was first appointed or elected a director, the principal occupation of the nominee or director during at least the past five years, any other public company boards on which the nominee or director serves or has served in the past five years, the nominee’s or director’s qualifications to serve on the Board and the age of the nominee or director. In addition, included in the information presented below is a summary of each nominee’s or director’s specific experience, qualifications, attributes and skills that led the Board to the conclusion that he or she should serve as a director.

Class II Directors (Terms Expire at 2019 Annual Meeting)

Nominee’s Name and Year First Became Director	Position and Principal Occupation and Business Experience During the Past Five Years
Robert M. Pons (2019)

Director

Robert Pons, 63, has served as a Director of SeaChange since February 2019 and was appointed to the Board at that time pursuant to the terms of the Cooperation Agreement dated February 28, 2019 with TAR Holdings LLC and Karen Singer. Mr. Pons was also originally appointed to the board of directors of Novatel Wireless, Inc. in October 2014 pursuant to the terms of the Investors’ Rights Agreement and became a member of the board of Inseego Corporation (NASDAQ: INSG) in connection with the internal reorganization that was completed in November 2016. Mr. Pons also serves as a director of Alaska Communications (NASDAQ: ALSK) since May 2018.  Mr. Pons is the President and Chief Executive Officer of Spartan Advisors Inc., a management consulting firm specializing in telecom and technology companies, since 2011. From May 2014 until January 2017, he was Executive Vice President of Business Development and from September 2011 until June 2016 was on the board of directors, of HC2 Holdings, Inc. (f/k/a PTGi Holding Inc.) (NYSE MKT: HCHC), a publicly traded diversified holding company with a diverse array of operating subsidiaries, including telecom/infrastructure, construction, energy, technology, gaming and life sciences. From February 2011 to April 2014, Mr. Pons was Chairman of Live Micro Systems, Inc. (formerly Livewire Mobile) (OTCMKTS: LMSC), a comprehensive one-stop digital content solution for mobile carriers. From January 2008 until February 2011, Mr. Pons was Senior Vice President of TMNG Global (now Cartesian) (OTC: CRTN), a leading provider of professional services to the telecommunications industry and the capital formation firms that support it. From January 2003 until April 2007, Mr. Pons served as President and Chief Executive Officer of Uphonia, Inc. (previously SmartServ Online, Inc.), a wireless applications service provider. From March 1999 to August 2003, Mr. Pons was President of FreedomPay, Inc., a wireless device payment processing company. During the period January 1994 to March 1999, Mr. Pons was President of Lifesafety Solutions, Inc., a software company catering to 911 call centers. Mr. Pons previously served on the boards of directors of  MRV Communications, Inc. (formerly NASDAQ: MRVC) from 2012 until its acquisition by ADVA Optical Networking (FSE: ADV) in August 2017, DragonWave-X (formerly PINX: DRWIQ) from June 2014 until April 2015, CCUR Holdings, Inc. (OTCQB: CCUR) from 2012 until December 2017, Network-1 Technologies, Inc. (AMEX: NTIP) from 2003 until 2012, Arbinet Corporation (NASDAQ: ARBX) from 2009 until 2011, and Proxim Wireless Corporation (formerly PINX: PRXM) from 2011 to 2012. Mr. Pons holds a Bachelor of Arts degree from Rowan University with Honors. Mr. Pons has over 30 years of management experience with telecommunications companies including MCI, Inc., Sprint, Inc. and Geotek, Inc. Mr. Pons’s experience serving on public company boards of directors, his knowledge and expertise as a pioneer in the telecommunications industry and his experience as a senior level executive working in the telecommunications industry provide a relevant and informed background for him to serve as a member of our Board.

Andrew Sriubas (2017)

Director

Andrew Sriubas, 50, has served as a Director of SeaChange since August 2017. In addition, Mr. Sriubas serves as Chief Commercial Officer of Outfront Media since August 2017, and previously served as Executive Vice President of Strategic Planning & Development since July 2014. Mr. Sriubas began his career with Citibank in media and tech investment banking and held managing director roles at other firms including Donaldson Lufkin Jenrette, UBS, and JP Morgan, before joining Sonifi as Chief Strategist and Head of Corporate Development. Mr. Sriubas is a member of the Advisory Committee of Palisades Growth Capital, and also serves as an advisor to Secure Mobile Contact System Co. and Tout Inc. Mr. Sriubas is also a director of the Jack Kemp Foundation. Mr. Sriubas holds a BS in Finance from the Carroll School of Management at Boston College. Mr. Sriubas has been an advisor to the SeaChange board since May 2016 and has chaired the Company’s Advisory Board that had worked with the management team on strategic and technology matters.  Mr. Sriubas contributes his experience as a former telecom, media and technology banker; his experience developing new technologies to advance innovative business models as he has for the digital theatre industry, hospitality industry and now in his capacity redrawing the out of home/location media landscape.

Class III Directors (Terms Expire at 2020 Annual Meeting)

Director’s Name and Year First Became Director	Position and Principal Occupation and Business Experience During the Past Five Years
William Francis Markey, III (2016)

Director

William Francis Markey, III, 53, has served as a member of our Board of Directors since March 2016, and was Chairman of the Board from August 2017 through April 2019. Since October 2002, Mr. Markey has been the Founder and President of the Relevant C Business Group (RCBG), a private consulting firm that assists companies with strategy and execution, often around emerging technologies, in the areas of telecom, media and technology. Prior to that Mr. Markey was a co-founder of Ucentric Systems, a software company that provided connected home software solutions to television operators, that was acquired by Motorola, and also held various management positions at 3Com, Motorola, Pacific Telesis and Preview Media. Mr. Markey holds a BA from Georgetown University, an MS from Columbia University and an MA from Johns Hopkins University. Mr. Markey is a member of various advisory boards and is a trustee of Lake Forest Academy in Illinois. Mr. Markey has extensive experience in corporate development, business strategy, and mergers and acquisitions in technology and media.

Jeffrey Tuder (2019)

Director

Jeffrey Tuder, 46, has served as a Director of SeaChange since February 2019 and was appointed to the Board at that time pursuant to the terms of the Cooperation Agreement dated February 28, 2019 with TAR Holdings LLC and Karen Singer.  Mr. Tuder was appointed as a Director to the Board of Inseego Corporation (NASDAQ: INSG) in June 2017. Mr. Tuder is a Partner of Ambina Partners, a private investment firm that makes private equity and credit investments and is the Founder and Managing Member of Tremson Capital Management, LLC (“Tremson”), a private investment firm focused on identifying and investing in securities of undervalued publicly-traded companies. Prior to founding Tremson, he held positions at SEC-registered investment advisors that primarily invest in undervalued securities of publicly traded companies, including serving as the Director of Research for KSA Capital Management, LLC from 2012 until 2015 and as a Senior Analyst at JHL Capital Group, LLC during 2011. From 2007 until 2010, Mr. Tuder was a Managing Director of CapitalSource Finance, LLC, a publicly-traded commercial finance company, where he analyzed and underwrote special situation credit investments in the leveraged loan and securitized bond markets. From 2005 until 2007, Mr. Tuder was a member of the investment team at Fortress Investment Group, LLC (“Fortress”), where he analyzed, underwrote and managed private equity investments for several of Fortress’s private equity investment vehicles. Mr. Tuder began his career in various investment capacities at Nassau Capital, a privately-held investment firm that managed the private portion of Princeton University’s endowment and ABS Capital Partners, a private equity firm affiliated with Alex Brown & Sons. Mr. Tuder served on the Board of Directors of MRV Communications, Inc. (MRVC) until August 2017, where he also served as Chairman of the Audit Committee prior to its sale to Adva Optical Networking. Mr. Tuder also serves as a Director of a number of privately held companies. Mr. Tuder received a Bachelor of Arts degree from Yale University. Mr. Tuder’s private equity and hedge fund investment experience, his expertise in evaluating both public and private investment opportunities across numerous industries, and his ability to think creatively in considering ways to maximize long-term shareholder value provide a valuable background for him to serve as a member of our Board.

Class I Directors (Terms Expire at 2021 Annual Meeting)

Director’s Name and Year First Became Director	Position and Principal Occupation and Business Experience During the Past Five Years
Mark Bonney (2017)

Executive Chair

Mark Bonney, 65, has served as a Director of SeaChange since August 2017 and was appointed Executive Chair on April 4, 2019. Mr. Bonney most recently served as President, Chief Executive Officer and a Director of RhythmOne plc (RHTM:London) from May 2018 to April 1, 2019, at which time Mr. Bonney resigned in connection with the sale of RhythmOne to Taptica International Ltd.  Mr. Bonney also served as the Interim Chief Financial Officer of RhythmOne from February 4, 2019 to April 1, 2019.  Previously, Mr. Bonney has served as President and Chief Executive Officer of MRV Communications, Inc. (NASDAQ: MRVC) from December 2014 until its sale in August 2017 and as a Director of MRV Communications, Inc. from April 2013 to August 2017.  Mr. Bonney has served as a Director of Zix Corporation (NASDAQ: ZIXI) since January 2013 and serves as a member of the Audit Committee and the Nominating & Corporate Governance Committee. Mr. Bonney also serves as a Director of Community eConsult Network, Inc., a not-for-profit corporation engaged in medical consultative services, and is Chairman Emeritus of Community Health Centers, Inc.  Mr. Bonney has held senior financial and management roles at Black & Decker, Zygo Corporation, Axsys Technologies, Inc., American Bank Note Holographics, Inc. and Direct Brands leading up to Chief Financial Officer, President and Chief Executive Officer. In addition to his current directorships he has previously served as a director of Axsys, American Bank Note Holographics, Threecore, Inc., ASearch LLC and Sigma Designs.  Mr. Bonney also founded and served as former Chairman of the Angel Investor Forum. Mr. Bonney holds a BS in Business Administration from Central Connecticut State University and an MBA in Finance from the University of Hartford.  Mr. Bonney brings more than 35 years of senior financial and operational experience with middle-market high tech companies in the U.S. and abroad.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Determination of Director Independence

The Board of Directors has determined that Messrs. Markey, Pons, Sriubas, Tuder and Wilson are “independent” directors, meeting all applicable independence requirements of the SEC, including Rule 10A-3(b)(1) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”). In making this determination, the Board of Directors affirmatively determined that none of such directors has a relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  With respect to Mr. Wilson, the Board determined that neither the identification in 2015 of Mr. Wilson as a director nominee by the former equityholders of TLL, LLC, the terms of the Agreement and Plan of Merger dated December 22, 2014 for the acquisition of TLL, LLC nor Mr. Wilson’s prior management positions with TLL, LLC precluded a determination that Mr. Wilson qualified as “independent.”  With respect to Messrs. Pons and Tuder, the Board determined that neither the identification of each as a director nominee by TAR Holdings LLC and Karen Singer, nor the terms of Cooperation Agreement, dated as of February 28, 2019, by and among the Company, TAR Holdings LLC and Karen Singer precluded a determination that each of Messrs. Pons and Tuder qualified as “independent”.

Upon Mr. Bonney becoming an employee of the Company as part of being appointed Executive Chair, Mr. Bonney ceased to be “independent”.

Stockholder Proposals

Proposals of stockholders intended to be presented at the 2020 Annual Meeting of Stockholders must be received no later than the close of business on January 25, 2020 at SeaChange’s principal executive offices in order to be included in the SeaChange proxy statement for that meeting. Any such stockholder proposals should be submitted to SeaChange International, Inc., 50 Nagog Park, Acton, Massachusetts, 01720, Attention: Secretary. Under the By-Laws of SeaChange, stockholders who wish to make a proposal at the 2020 Annual Meeting — other than one that will be included in SeaChange’s proxy materials — must notify SeaChange no earlier than December 26, 2020, and no later than January 25, 2020. If a stockholder who wishes to present a proposal fails to notify SeaChange by January 25, 2020, the stockholder will not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the By-Laws of SeaChange, the proposal is brought before the meeting, then under the SEC’s proxy rules the proxies solicited by management with respect to the 2020 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

In order to curtail controversy as to the date on which a proposal will be marked as received by SeaChange, it is suggested that stockholders submit their proposals by Certified Mail — Return Receipt Requested.

Availability of Corporate Governance Documents

SeaChange’s Code of Ethics and Business Conduct (“Ethics Policy”) for all directors and all employees of SeaChange, including executive officers, and the charters for the Audit, Compensation, and Corporate Governance and Nominating Committees of the Board of Directors are available on SeaChange’s website at www.seachange.com under the “Corporate Governance” section of the “Investor Relations” link. SeaChange will ensure that amendments, if any, to these documents are disclosed and posted on this website within four (4) business days of any such amendment.

Board Meetings

The Board of Directors of SeaChange met sixteen (16) times and acted by written consent two (2) times during the fiscal year ended January 31, 2019. During the fiscal year ended January 31, 2019, each then director attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors and meetings of all the committees of the Board on which they serve. SeaChange has a policy that its Board of Directors attends SeaChange’s Annual Meeting of Stockholders. Last year, all of the directors attended the Annual Meeting of Stockholders that was held on July 12, 2018.

Board Leadership Structure

Since April 4, 2019, Mr. Bonney has served as the Company’s Executive Chair.  In connection with that appointment, Mr. Bonney fulfills the duties of Chairman of the Board and as the Company’s principal executive officer.  In this capacity, Mr. Bonney sets the agenda for Board meetings and serves to facilitate and improve communication between the independent directors and the Company’s senior management.

Board Nomination Rights

Pursuant to the terms of the Cooperation Agreement entered into on February 28, 2019 by the Company with TAR Holdings LLC and Karen Singer (collectively, “TAR”), TAR was granted the right to cause the Board to appoint Robert Pons as a Class II Director, to appoint Jeffrey Tuder as a Class III Director, and, subject to the terms of the Cooperation Agreement, nominate, recommend, support and solicit proxies for Mr. Pons at the 2019 annual meeting.  The foregoing summary of the Cooperation Agreement is qualified in its entirety by reference to the complete text of the Cooperation Agreement that is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2019.

Board Oversight of Risk

The Board oversees the business and strategic risks of SeaChange, including risks related to cybersecurity. The Audit Committee oversees financial reporting, internal controls and compliance risks confronting SeaChange. The Compensation Committee oversees risks associated with SeaChange’s compensation policies and practices, including performance-based compensation and change in control plans. The Corporate Governance and Nominating Committee oversees risks relating to corporate governance and the process governing the nomination of members of the Board. SeaChange provides a detailed description of the risk factors impacting its business in its Annual Report on Form 10-K and if necessary, its Quarterly Reports on Form 10-Q filed with the SEC.

Board Committees

The Board has a standing Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. The members of each committee are appointed by the Board based on the recommendation of the Corporate Governance and Nominating Committee. The members are set forth below in this proxy statement. Actions taken by any committee of the Board are reported to the Board, usually at the next Board meeting following a committee meeting. Each of these standing committees is governed by a committee-specific charter that is reviewed periodically by the applicable committee pursuant to the rules set forth in each charter. The Board annually conducts a self-evaluation of each of its committees. All members of all committees are independent directors.

Audit Committee

The current Audit Committee members are Mr. Tuder (Chairman, effective April 4, 2019), Mr. Markey and Mr. Sriubas, each of whom meet the independence requirements of the SEC and NASDAQ, as described above. Mr. Bonney had previously been the Audit Committee Chairman from May 1, 2018 until his appointment as Executive Chair on April 4, 2019, and Ms. Cotton served on the Audit Committee until her resignation on May 5, 2019.  In addition, SeaChange’s Board has determined that each member of the Audit Committee is financially literate and that Mr. Tuder satisfies the requirement of the Marketplace Rules applicable to NASDAQ-listed companies that at least one member of the Audit Committee possess financial sophistication and that Mr. Tuder is an “audit committee financial expert” as defined in the rules and regulations promulgated under the Exchange Act. The Audit Committee’s oversight responsibilities include matters relating to SeaChange’s financial disclosure and reporting process, including the system of internal controls, the performance of SeaChange’s internal audit function, compliance with legal and regulatory requirements, and the appointment and activities of SeaChange’s independent auditors. The Audit Committee met ten (10) times and acted by written consent two (2) times during fiscal 2019. The responsibilities of the Audit Committee and its activities during fiscal 2019 are more fully described under the heading “Report of the Audit Committee” contained in this proxy statement.

Compensation Committee

The current Compensation Committee members are Mr. Sriubas (Chairman, effective April 4, 2019) and Mr. Pons, each of whom meet the independence requirements of the SEC and NASDAQ, as described above. Mr. Bonney had previously been the Compensation Committee Chairman from August 17, 2017 until his appointment as Executive Chair on April 4, 2019, and Ms. Cotton served on the Compensation Committee until her resignation on May 5, 2019.  Among other things, the Compensation Committee determines the compensation, including stock options, RSUs and other equity compensation, of SeaChange’s management and key employees, administers and makes recommendations concerning SeaChange’s equity compensation plans, and ensures that appropriate succession planning takes place for all levels of management, department heads and senior management. The Compensation Committee met nine (9) times and acted by unanimous written consent eleven (11) times during fiscal 2019. The responsibilities of the Compensation Committee and its activities during fiscal 2019 are more fully described in this proxy under the heading, “COMPENSATION DISCUSSION AND ANALYSIS.”

Corporate Governance and Nominating Committee

The current Corporate Governance and Nominating Committee members are Mr. Markey (Chairman), Mr. Pons and Mr. Wilson, each of whom meet the independence requirements of the SEC and NASDAQ, as described above. Ms. Cotton served on the Corporate Governance and Nominating Committee until her resignation on May 5, 2019.  The Corporate Governance and Nominating Committee is responsible for oversight of corporate governance at SeaChange, recommending to the Board of Directors persons to be nominated for election or appointment as directors of SeaChange and monitoring compliance with SeaChange’s Code of Ethics and Business Conduct. The Corporate Governance and Nominating Committee identifies Board candidates through numerous sources, including recommendations from existing Board members, executive officers, and stockholders of SeaChange. Additionally, the Corporate Governance and Nominating Committee may identify candidates through engagements with executive search firms. The Corporate Governance and Nominating Committee met six (6) times and acted by unanimous written consent one (1) time during fiscal 2019.

Qualifications of Director Candidates

In evaluating the suitability of individuals for Board membership, the Corporate Governance and Nominating Committee takes into account many factors, including whether the individual meets the requirements for independence, his or her professional expertise and educational background, and the potential to contribute to the diversity of viewpoints, backgrounds or experiences of the Board as a whole including diversity of experience, gender, race, ethnicity and age. The Corporate Governance and Nominating Committee evaluates each individual in the context of the entire Board, with the objective of recommending nominees who can best further the success of SeaChange’s business and represent stockholder interests. The Corporate Governance and Nominating Committee assigns specific weights to particular criteria for prospective nominees. SeaChange believes that the backgrounds and qualifications of directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. As part of the consideration in fiscal 2019 by the Corporate Governance and Nominating Committee of candidates for election to the Board, these criteria were reviewed. No changes to these criteria were recommended as a result of such review.

Procedures for Stockholders to Recommend Director Candidates

Stockholders wishing to suggest candidates to the Corporate Governance and Nominating Committee for consideration as potential director nominees may do so by submitting the candidate’s name, experience, and other relevant information to the SeaChange Corporate Governance and Nominating Committee, 50 Nagog Park, Acton, Massachusetts 01720. SeaChange stockholders wishing to nominate directors may do so by submitting a written notice to the Secretary of SeaChange at the same address in accordance with the nomination procedures set forth in SeaChange’s By-Laws. The procedures are summarized in this proxy statement under the heading “Stockholder Proposals.” The Secretary will provide the notice to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee does not distinguish between nominees recommended by stockholders and other nominees. All nominees must meet, at a minimum, the qualifications described in “Qualifications of Director Candidates” above.

Process for Stockholders to Communicate with Directors

Stockholders may write to the Board or a particular Board member by addressing such communication to the Chairman of the Board, if directed to the Board as whole, or to an individual director, if directed to that particular Board member, care of SeaChange’s Secretary, at SeaChange’s offices at 50 Nagog Park, Acton, Massachusetts 01720. Unless such communication is addressed to an individual director, SeaChange will forward any such communication to each of the directors. Communication sent in any other manner, including but not limited to email, text messages or social media will be forwarded to the entire Board of Directors. The Executive Chair will determine the appropriate response to such communication.

Compensation of Directors

Directors who are employees of SeaChange receive no compensation for their services as directors, except for reimbursement of expenses incurred in connection with attending meetings.

Non-employee directors received the following cash compensation in fiscal 2019:

•	A cash retainer of $45,000;
•	The Chairman of the Board received additional cash compensation of $25,000;
•	Each member of the Audit Committee received additional cash compensation of $7,500, other than the Chairman, who received additional cash compensation of $15,000;
•	Each member of the Compensation Committee received additional cash compensation of $6,000, other than the Chairman, who received additional cash compensation of $12,000; and
•	Each member of the Corporate Governance and Nominating Committee received additional cash compensation of $5,000, other than the Chairman, who received additional cash compensation of $10,000.

In addition, each non-employee director is entitled to receive an annual grant of RSUs valued at $100,000, granted on the date of our Annual Meeting and which vests in full one year from the grant date, subject to acceleration in the event of a Change in Control. Our non-employee directors have the option to receive DSUs in lieu of RSUs, and the shares underlying the DSU are not issued until the earlier of the director ceasing to be a member of the Board or immediately prior to consummation of a Change in Control.

Newly appointed non-employee directors receive an initial grant of RSUs valued at $100,000, granted on the date of the director’s appointment or election to the Board of Directors, which vest annually in three (3) equal tranches over a three (3) year period, subject to acceleration in the event of a Change in Control. Newly appointed non-employee directors also receive (i) 100% of the annual grant of RSUs valued at $100,000 if their appointment/election is within six (6) months of the Company’s last Annual Meeting or (ii) 50% of the annual grant of RSUs valued at $50,000 if their appointment/election is within six (6) months of the Company’s next Annual Meeting.  New non-employee directors have the option to receive their initial grant in the form of DSUs rather than RSUs (as described above with respect to the annual awards).

Director Compensation Fiscal 2019

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Total ($)
Mark Bonney (2)	70,125	100,000	170,125
Mary Palermo Cotton	65,375	100,000	165,375
William F. Markey, III	87,500	100,000	187,500
Andrew Sriubas	58,500	100,000	158,500
Royce E. Wilson	50,000	100,000	150,000

(1)	The grant date fair value for each of these awards, aggregated in the above table, is as follows:

Name	Date of Grant	Stock Awards (#DSUs, except as noted)	Total Grant Date Fair Value ($)
Mark Bonney (2)	7/12/2018	31,250	100,000
Mary Palermo Cotton	7/12/2018	31,250	100,000
William F. Markey, III	7/12/2018	31,250	100,000
Andrew Sriubas	7/12/2018	31,250	100,000
Royce E. Wilson	7/12/2018	31,250	100,000

(2)	Effective April 4, 2019 Mr. Bonney will no longer receive non-employee Director compensation in his new role as Executive Chair.

The table below shows the aggregate number of unvested stock awards and options for each non-employee director as of January 31, 2019. Stock awards consist of DSUs (except as otherwise noted below) for which the minimum one-year service period has not been satisfied.

Name	Aggregate Stock Awards Outstanding (#)	Aggregate Stock Options Outstanding (#)
Mark Bonney (1)	56,599	—
Mary Palermo Cotton	31,250	—
William F. Markey, III	37,589	—
Andrew Sriubas	56,598	—
Royce. E. Wilson	31,250	—

(1)	For Mr. Bonney, 25,349 of the 56,599 stock awards outstanding are RSUs, with the remaining 31,250 stock awards outstanding being DSUs.

Report of the Audit Committee

The Audit Committee currently consists of Mr. Tuder (Chairman), Mr. Markey and Mr. Sriubas.

The Audit Committee’s primary duties and responsibilities are to:

•	Appoint, compensate and retain SeaChange’s independent registered public accounting firm, and oversee the work performed by the independent registered public accounting firm;
•	Assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by SeaChange to the SEC and SeaChange’s stockholders;
•	Monitor the integrity of SeaChange’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

•	Recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of SeaChange’s financial condition and results of operations; and
•	Provide an avenue of communication among the independent registered public accounting firm, management and the Board of Directors.

The Board of Directors has adopted a written charter setting out the functions the Audit Committee is to perform. A copy of this may be found on SeaChange’s website at www.seachange.com under the “Corporate Governance” section of the “Investor Relations” link.

Management has primary responsibility for SeaChange’s consolidated financial statements and the overall reporting process, including SeaChange’s system of internal controls.

The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of SeaChange in conformity with accounting principles generally accepted in the United States of America, expresses an opinion on the effectiveness of internal control over financial reporting and discusses with the Audit Committee any issues the independent registered public accounting firm believes should be raised with SeaChange.

For fiscal 2019, the Audit Committee reviewed the audited consolidated financial statements of SeaChange and met with both management and Grant Thornton LLP, SeaChange’s independent registered public accounting firm, to discuss those consolidated financial statements.

The Audit Committee has received from and discussed with Grant Thornton LLP the written disclosure and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence and has discussed with Grant Thornton LLP their independence. The Audit Committee also discussed with Grant Thornton LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of SeaChange be included in its Annual Report on Form 10-K for the fiscal year ended January 31, 2019. The Audit Committee also decided to retain Grant Thornton LLP as SeaChange’s independent registered public accounting firm for the 2020 fiscal year.

RESPECTFULLY SUBMITTED BY THE AUDIT

COMMITTEE OF THE BOARD OF DIRECTORS

Jeffrey Tuder, Chairman

William F. Markey, III

Andrew Sriubas

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material.” No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that SeaChange specifically incorporates this report or any portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

INFORMATION CONCERNING EXECUTIVE OFFICERS

In addition to Mark Bonney, SeaChange’s Executive Chair, whose biographical information is set forth above on page 10, SeaChange’s executive officers are:

Executive Officer’s Name	Position and Principal Occupation and Business Experience During the Past Five Years
Yosef Aloni

Chief Commercial Officer and Senior Vice President

Mr. Aloni, 50, joined the Company on January 2, 2019 as Chief Commercial Officer and Senior Vice President, and from February 25, 2019 to April 4, 2019, served in the Office of the CEO.  Prior to joining SeaChange, Mr. Aloni was the Chief of Corporate Operations at ATEME from January 2015 to January 2019. Mr. Aloni served as the President, Product Management & Marketing at Magnum Semiconductor from January 2010 to January 2015. Prior to joining Magnum Semiconductor, Mr. Aloni was the Vice President, Product Management & Marketing at Optibase.  Mr. Aloni has held various other positions with Ted-Ad/MGM International and HOT.  Mr. Aloni also served as Lieutenant, Head of Video Section for the Israel Defense Forces.

Peter Faubert

Chief Financial Officer, Senior Vice President and Treasurer

Mr. Faubert, age 49, joined the Company on July 7, 2016 as Chief Financial Officer, Senior Vice President and Treasurer, and from February 25, 2019 to April 4, 2019, served in the Office of the CEO. He brings over fifteen years of extensive finance leadership for public and private software companies that focused on video service providers, mobility and enterprise computing. Prior to joining the Company, Mr. Faubert served as Chief Financial officer of This Technology, Inc. from December 2013 to August 2015, Chief Financial Officer and Treasurer of Vision Government Solutions, Inc. from October 2012 to December 2013, Chief Financial Officer of JNJ Mobile (MocoSpace) from February 2009 to July 2012 and Chief Financial Officer and Treasurer at Turbine, Inc. from August 2005 to January 2009. Prior to that Mr. Faubert held various senior finance positions with Viisage Technology Inc., Burntsand Inc. and Ariba Inc. Mr. Faubert is also a Certified Public Accountant.

Marek Kielczewski

Chief Technology Officer and Senior Vice President

Mr. Kielczewski, 42, joined the Company on May 5, 2016 as Senior Vice President CPE Software as part of SeaChange’s acquisition of DCC Labs in May 2016. He became Senior Vice President, Global Engineering in August 2017 and became the Chief Technology Officer in November 2018, and from February 25, 2019 to April 4, 2019, served in the Office of the CEO.  Prior to joining SeaChange, Mr. Kielczewski was the Chief Executive Officer of DCC Labs from December 2009 to May 2016. Mr. Kielczewski served as the Chief Operating Officer of Sentivision from March 2002 to July 2008.  Mr. Kielczewski started his career at an IT Director at 7bulls S.A.

David McEvoy

General Counsel, Senior Vice President and Secretary

Mr. McEvoy, age 61, joined the Company on July 2, 2012 as Vice President and General Counsel. He became Senior Vice President and General Counsel on February 1, 2013; became the Secretary on May 17, 2013; and from February 25, 2019 to April 4, 2019, served in the Office of the CEO.  Prior to joining SeaChange, Mr. McEvoy was the Senior Vice President and General Counsel of Peoplefluent Inc. from June 2011 to July 2012. Mr. McEvoy served as the Senior Vice President and General Counsel of Art Technology Group, Inc. (“ATG”) from September 2005 to March 2010, which was acquired by Oracle Corporation on January 5, 2011. Prior to joining ATG, Mr. McEvoy was the Group General Counsel — Operations of Gores Technology Group, a private equity firm. Mr. McEvoy has held various General Counsel and other executive level legal positions with several companies including Aprisma Inc., Anker Systems Ltd., VeriFone Inc., Mattel Interactive, Broderbund and The Learning Company.

Executive officers of SeaChange are appointed by, and serve at the discretion of, the Board of Directors, and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers or directors of SeaChange. Each executive officer is a full-time employee of SeaChange.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

We have implemented an executive compensation program that rewards performance. Our executive compensation program is designed to attract, retain and motivate the key individuals who are most capable of contributing to our success and building long-term value for our stockholders. The elements of our executives’ total compensation are base salary, incentive compensation and other employee benefits. We have designed a compensation program that makes a substantial portion of executive pay variable, subject to increase when performance targets are achieved, and subject to reduction when performance targets are not achieved.

Fiscal 2019 Business Results

In fiscal 2019, we continued to address what we see as the continuing rise of multiscreen viewing. Consumer device options are evolving rapidly and viewing habits are shifting. The primary driver of our business is enabling the delivery of video assets in the changing multiscreen television environment.  Through strategic collaborations, we have expanded our capabilities, products and services to address the delivery of content to devices other than television set-top boxes, namely PCs, tablets, smart phones and OTT streaming players.  We believe that our strategy of expanding into adjacent product lines will also position us to further support and maintain our existing service provider customer base.  Providing our customers with more scalable software platforms enables them to further reduce their infrastructure costs, improve reliability and expand service offerings to their customers.

In fiscal 2019, we have continued our corporate restructuring.  We have initiated restructuring programs in the past three years to help us improve operations and optimize our cost structure.  Our restructuring programs in 2017 included the wind down of the Timeline Labs operations, inclusive of an impairment charge of the long-lived assets related to the Timeline Labs operations, the reorganization of our engineering teams and other company-wide-cost savings initiatives resulting in annualized cost savings of $38 million.  In fiscal 2019 we began taking steps to reduce our costs further, and we expect additional annualized costs savings of over $6 million from these actions.

In addition, during fiscal 2019, we appointed a new Chief Technology Officer, Marek Kielczewski, and Chief Commercial Officer, Yosef Aloni.  We ended the fourth quarter of fiscal 2019 with cash, cash equivalents, restricted cash and marketable securities of $30.7 million and no debt outstanding.  However, our overall financial results decreased from fiscal 2018, with revenues of $62.4 million in fiscal 2019 compared to revenues of $80.3 million in fiscal 2018 and a GAAP operating loss of $40.0 million in fiscal 2019, compared to GAAP operating income of $1.2 million in fiscal 2018.   The decrease was primarily the result of the lower product and service revenue of $17.9 million and loss on impairment of long-lived assets and goodwill of $17 million.

Pay for Performance

Payouts under our executive compensation incentive plan in recent years have reflected the variability in our financial performance.

In both fiscal 2017 and 2019, when we did not achieve pre-established financial performance targets under our short-term incentive plan, payouts were limited to the portion of the award based on individual performance objectives.  In contrast, in fiscal 2018, when we experienced improved financial performance versus the prior fiscal year and financial performance above threshold with respect to revenue and above target with respect to non-GAAP operating income, payouts were made with respect to both financial and individual performance objectives.

With respect to the long-term incentive plan, payouts showed similar variability with respect to the performance-based stock unit (PSU) component of the awards, with the fiscal 2017 award being determined based on total shareholder return, and each of the fiscal 2018 and 2019 awards being based on financial performance compared to annually established metrics.  Vesting of these awards has demonstrated similar variability to the short-term incentive awards with no vesting for the portion of the fiscal 2018 award based on fiscal 2019 financial performance.

We believe that the variability in these payouts indicates that our annual compensation plans effectively reward our executive officers for superior performance, while appropriately adjusting compensation downward for less-than-superior performance.

Compensation Objectives

We structure our executive compensation to reflect individual responsibilities and contributions, while providing incentives to achieve overall business and financial objectives. The Compensation Committee (the “Committee”) has the responsibility for establishing, implementing and monitoring adherence to this philosophy.

The Committee has designed an executive compensation plan that rewards the achievement of specific financial and non-financial goals through a combination of cash and stock-based compensation. This bifurcation between financial and non-financial objectives and between cash and stock-based compensation creates alignment with stockholder interests and provides a structure in which executives are rewarded for achieving results that the Committee believes will enhance stockholder value.

The Committee believes that stockholder interests are best served by compensating our executives at industry competitive rates, enabling us to attract and retain the best available talent, recognizing superior performance while providing incentives to achieve overall business and financial objectives. By doing so, we believe that our ability to achieve financial and non-financial goals is enhanced.

Setting Executive Compensation

When setting the annual compensation plan for our executive officers, the Committee begins with an analysis of each compensation component for our Chief Executive Officer. This analysis includes the dollar amount of each component of compensation payable to the Chief Executive Officer related to the relevant period, together with the related metrics for performance-based compensation. The overall purpose of this analysis is to bring together, in one place, all of the elements of fixed and contingent compensation, so that the Committee may analyze both the individual elements of compensation (including the compensation mix) as well as the aggregate amount of actual and projected compensation.

The Committee then presents this analysis to the Chief Executive Officer, who provides input to the Committee on the reasonableness, feasibility and effectiveness of the compensation components, including performance metrics, proposed by the Committee. The Chief Executive Officer then creates similar compensation component breakdowns for the other executive officers, presenting compensation recommendations of both base and performance-based compensation related to the relevant period, together with the associated performance metrics. These recommendations are then reviewed and, once agreed upon, approved by the Committee. The Committee can and has exercised its discretion in modifying any recommended compensation to executives and exercises this discretion in active consultation with the Chief Executive Officer.

In setting executive short-term incentive compensation awards for fiscal 2019 for our then-employed executive officers, the Committee referenced the list of peer companies previously recommended in fiscal 2018 by Frederic W. Cook & Co., Inc. (“Cook”), subject to the removal of Guidance Software, Inc., Jive Software, Inc. and YuMe, Inc., each of which had been sold.  Cook is a compensation consulting firm who the Committee concluded based on the Company’s knowledge and information provided by Cook had no conflict of interest with the Company. The list of these peer companies is as follows:

• American Software, Inc. • BSQUARE Corporation • Digital Turbine, Inc. • Limelight Networks, Inc. • Marin Software Inc. • Remark Media, Inc. • Synacor, Inc.	• Brightcove, Inc. • Concurrent Computer Corporation • eGain Corporation • Marchex, Inc. • RealNetworks, Inc. • SITO Mobile, Ltd. • Tremor Video, Inc.

In setting the fiscal 2019 long-term incentive compensation award in January 2019 for our then-employed executive officers, the Committee engaged Meridian Compensation Partners, LLC, who again referenced the list of peer companies previously recommended in fiscal 2018 by Cook, subject to the removal of the three companies that had been sold and Tremor Video, Inc.  Meridian is a compensation consulting firm who the Committee concluded based on the Company’s knowledge and information provided by Meridian had no conflict of interest with the Company.

In each case, the Committee determined that this list of peer companies provided appropriate referenceable data points, based on our revenues, market capitalization, and industry focus relative to each of these companies. The Committee made reference to the compensation paid by these peer companies in establishing fiscal 2019 executive compensation but did not benchmark compensation to these companies.

With respect to all of the fiscal 2019 compensation programs for the Company’s named executive officers, the Committee endeavors to establish a compensation program that is internally consistent and equitable to enable our achievement of overall corporate objectives. Within this framework, the level of the Chief Executive Officer’s compensation will differ from that of the other executives because of the difference in his role and responsibilities and the compensation practices at peer companies.

In 2018, we submitted our executive compensation to an advisory vote of our stockholders and it received the support of 63% of the total votes cast on this matter at our annual meeting. We pay careful attention to any feedback we receive from our stockholders about our executive compensation, including the “Say-on-Pay” vote. While we had already approved our fiscal 2019 compensation plan by the time we held our “Say-on-Pay” vote in July 2018, we considered the stockholder advisory vote in formulating our fiscal 2020 compensation plan. This consideration included reaching out to our largest shareholders as part of the Company’s on-going outreach program.  In the past six months, the Company has actively engaged with many of its shareholders, representing nearly half of the shares outstanding, on a number of topics, including governance and compensation matters.

In addition to the process used to determine compensation for our executive officers, the Committee engaged in separate discussions with Marek Kielczewski in connection with his relocation from Warsaw, Poland to Acton, Massachusetts and elevation to Chief Technology Officer.

With respect to Mr. Kielczewski, we entered into a letter agreement on December 10, 2018 confirming compensation on the following terms:

•	Annual base salary of $250,000 per year;
•

A grant of an option to purchase 100,000 shares of stock with an exercise price of $1.68 (fair market value based on the price of our stock at market close on November 29, 2018), to vest in three equal tranches on November 29, 2019, November 29, 2020 and November 29, 2021;

•

A fiscal 2019 performance-based compensation plan to consist of a target bonus award of fifty percent (50%) of base salary ($125,000) payable in cash and a fiscal 2020 performance-based compensation plan to consist of a target bonus award of sixty percent (60%) of base salary ($150,000) payable in cash;

•

Up to $155,574, plus a tax “gross-up” of this amount, for housing, travel, and associated expenses relating to Mr. Kielczewski’s relocation from Warsaw to Acton for his 16-month assignment in the U.S.; and

•	Eligibility for annual LTI equity awards.

Fiscal 2019 Executive Compensation Components

For the fiscal year ended January 31, 2019, the principal components of compensation for our named executive officers were:

•	base salary;
•	short-term performance-based incentive compensation;
•	long-term incentive equity awards;
•	discretionary equity awards;
•	change in control and termination benefits; and
•	general employee welfare benefits.

As discussed below, the Committee believed that this mix of compensation would allow us to pay our executive officers competitive levels of compensation that best reflect individual responsibilities and contributions, while providing incentives to achieve overall business and financial objectives.

Base Salary

We provide our named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined individually for each executive.

During its review of base salaries for named executive officers, the Committee primarily considers:

•	individual performance of the executive;
•	our overall past operating and financial performance and future expectations;
•	internal review of the executive’s compensation, both individually and relative to other executive officers; and
•	market data regarding peer companies.

The Committee does not give a specific weighting among these various factors but rather considers the factors collectively in setting base salary. Salary levels are typically considered on an annual basis as part of the performance review process, as well as upon a promotion or other change in job responsibility. We try to provide an allocation between base and performance-based incentive compensation that reflects market conditions and appropriately ensures alignment of individual performance with our objectives.

In setting the executive compensation plan for fiscal 2019, the Committee made an adjustment to the base salary of the Chief Executive Officer, Mr. Terino, which was increased to $465,000 from $450,000 on June 1, 2018. The Committee also made an adjustment to the base salary of the Chief Financial Officer, Mr. Faubert. The base salary for Mr. Faubert was increased to $310,000 from $300,000 on June 1, 2018.  The Committee did not make an adjustment to Mr. Kielczewski’s base salary adjustment on his promotion to Chief Technology Officer on November 29, 2018, and Mr. Kielczewski continued to receive his then current base salary of $250,000.

Performance-Based Incentive Compensation

After considering the overall cash-equity mix of the aggregate compensation paid to our named executive officers, the Committee structured awards pursuant to the fiscal 2019 performance-based compensation plan to be a mixture of cash, stock options, RSUs and PSUs. The Committee believes that including both cash and stock options, RSUs and PSUs as an element of the performance-based compensation is important as it further aligns the interests of our executive officers with those of our stockholders, increases executive ownership of our stock, discourages excessive levels of risk taking, and enhances executive retention in a challenging business environment and competitive labor market, while at the same time providing competitive current compensation and accounting for the liquidity limitations created by the Company’s stock ownership guidelines.

Starting in fiscal 2016, the Committee now provides all equity awards to the named executive officers under the performance-based Long-Term Incentive compensation plan and all cash awards to the named executive officers under the fiscal 2019 STI. The fiscal 2019 STI and fiscal 2019 Long-Term Incentive Plan (“fiscal 2019 LTI”) are described further below.

Fiscal 2019 Performance-Based Short-Term Incentive Compensation Plan

The Committee believes that performance-based incentive compensation motivates the achievement of critical annual performance objectives aimed at enhancing stockholder value. The fiscal 2019 STI established for each of Messrs. Terino, Faubert and Kielczewski provided for a cash award payable upon the satisfaction of specified targets.

Performance-based compensation for Messrs. Terino, Faubert and Kielczewski pursuant to our fiscal 2019 STI was structured as follows:

•	40% of target bonus payable based upon the achievement of certain U.S. GAAP revenue goals for fiscal 2019;
•	20% of target bonus payable based upon the achievement of certain non-GAAP operating income[1] goals for fiscal 2019; and
•	40% or target bonus payable based upon the achievement of certain individual performance-based objectives.

In determining the targets and payouts at target performance levels for each of the objectives for awards under the fiscal 2019 executive compensation plan, the Committee considered the probability of achieving that target and the corresponding level of individual and group effort that would be required to achieve that target. Within that framework, the Committee set a fiscal 2019 U.S. GAAP revenue target of $85 million, with a threshold of $80 million, and a fiscal 2019 non-GAAP operating income target of $6.5 million, with a threshold of $2.2 million. The Committee retained discretion to adjust these targets during the year. The Committee did not establish limits for itself with respect to exercise of this discretion and believes that this discretion is important in order to retain the ability to compensate executive officers in a manner that reflects overall corporate and individual performance relative to the market conditions.

[1]

We define non-GAAP operating income as GAAP operating income plus recovery on loss contract, amortization of intangible assets, stock based compensation expenses, non-operating professional fees, severance and restructuring costs and loss on impairment of goodwill and long-lived assets.

In establishing financial targets and potential payout targets for the named executive officers, the Committee provided for additional incentive payouts in the event that the revenue or non-GAAP operating income targets were exceeded, with a specified maximum upward adjustment of fifty percent (50%) above target based upon non-GAAP operating income and a maximum upward adjustment of fifty (50%) based upon revenue. The Committee also provided for a decreasing amount of cash payouts in the event that the revenue or non-GAAP operating income target, as applicable, were not met, while establishing a threshold with respect to each objective below which no corresponding payout would be made. These provisions were established to provide incentive to our executive officers to exceed the financial targets, as well as to provide some form of payout for performance that approaches but may not meet the established targets. The Committee implemented this structure to ensure that our compensation programs support our overall compensation objectives.

Each of the named executive officers participating in our fiscal 2019 performance-based incentive compensation plan also had individual performance-based objectives as follows:

•

Mr. Terino: complete the development and introduction of PanoramiC; execute a partner expansion program that expands channel and system integrator partners globally; execute at least one OEM partnership agreement for a managed service end-to-end video solution; strengthen the global sales organization through the recruitment of a Chief Commercial Officer; and complete a strategic initiative to enhance the Company’s opportunities for revenue growth.

•

Mr. Faubert: negotiate partnership agreements, deal structure recommendations, pricing recommendations, and managed service agreements and provide financial support to facilitate and complete the development and introduction of PanoramiC; implement improvements to the sales quoting process; complete a strategic initiative to enhance the Company’s opportunities for revenue growth; improve business process and automation in the finance and accounting function to create more efficiencies; and drive cost savings across the Company through business improvements, restructuring activities and work capital management.

•

Mr. Kielczewski: complete the development of and introduction of PanoramiC; implement improvements to the sales quoting process; complete a strategic initiative to enhance the Company’s opportunities for revenue growth; execute and deliver the engineering delivery schedule for cContent, cBridge, cView,and cAds; complete the consolidation of the global engineering organization; and define and implement the capability for the professional services organization to complete cloud-based deployments.

Payouts were made under the fiscal 2019 STI based on the achievement of just individual performance objectives. No payouts were made for the financial performance objectives in fiscal 2019.  Under the fiscal 2019 STI, Mr. Faubert received a cash bonus of $65,968; Mr. Kielczewski received a cash bonus of $57,600.  Mr. Terino did not receive a fiscal 2019 STI since he resigned prior to the fiscal 2019 STI being awarded.

Long-Term Incentive Equity Awards

Fiscal 2019 Long-Term Incentive Program

In fiscal 2019, the Committee continued the Long-Term Incentive compensation plan (“fiscal 2019 LTI”) under which the named executive officers received long-term equity-based incentive awards, which are intended to align the interests of our named executive officers with the long-term interests of our stockholders and to emphasize and reinforce our focus on team success. The long-term equity-based incentive compensation awards for fiscal 2019 were made in the form of stock options, RSUs and PSUs for shares of our common stock subject to vesting based in part on the extent to which employment continues for three years.

Because the executives are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price and because the value of restricted stock units is based on the price of our common stock when the RSUs vest, we believe stock options and RSUs provide meaningful incentives to executives to achieve increases in the value of our stock over time and as a result are effective tools for meeting our compensation goal of increasing long-term stockholder value.

In fiscal 2019, the Committee used the same structure for the fiscal 2019 LTIs as was used in fiscal 2018, with awarded PSUs being eligible to vest in 3 equal annual tranches subject to the executives’ achievement of both U.S. GAAP revenue and non-GAAP operating income goals that will be set annually for each year, and with awarded options and RSUs to vest in equal increments annually over a 3 year period.

All LTI awards are approved by the Committee. In determining the size of a stock option grant, RSU award or PSU award, the Committee takes into account individual performance (generally consisting of financial performance for the year as well as a subjective, qualitative review of each named executive officer’s contribution to the success of the business), internal pay equity considerations and the value of previously granted equity awards.

The following LTI awards were approved by the Committee effective as of January 31, 2019:

•	PSUs. An award of PSUs for the amount based on the target number of shares of SeaChange’s common stock set forth opposite the applicable executive’s name below:

Executive	Target Award # of PSUs
Edward Terino	50,000
Peter Faubert	25,000
Marek Kielczewski	50,000

The PSUs will vest ratably on an annual basis over three (3) years, if at all, on January 31, 2020, January 31, 2021 and January 31, 2022 (each a “Vesting Date”), respectively, based on SeaChange’s achievement of target financial goals set each year, with the metrics for the tranche eligible to vest on January 31, 2020 being revenue and non-GAAP operating income at the same level as the then to-be established fiscal 2020 STI awards.

•

RSUs. An award of RSUs for the number of shares of SeaChange’s common stock set forth opposite the applicable executive’s name below, to be vested ratably on an annual basis over the three years following January 31, 2019:

Executive	RSUs Awarded
Edward Terino	50,000
Peter Faubert	25,000
Marek Kielczewski	50,000

•

Stock Options. An award of options to purchase the number of shares of SeaChange’s common stock set forth opposite the applicable executive’s name below at an exercise price equal SeaChange’s closing stock price on January 31, 2019, to be vested ratably on an annual basis over the three years following January 31, 2019:

Executive	Options Awarded
Edward Terino	200,000
Peter Faubert	100,000
Marek Kielczewski	150,000

Additional Fiscal 2019 LTI Terms

If a Change in Control of the Company occurs prior to prospective Vesting Date(s) of the fiscal 2019 LTI stock option, RSU and PSU awards, then fifty percent (50%) of the stock option, RSU and target PSU awards to vest in those prospective periods shall vest immediately prior to such Change in Control, subject to the executive being an employee of that Company as of such date.

Clawback Policy; Stock Ownership Guidelines; Hedging and Pledging Restrictions

Compensation paid to our named executive officers is subject to a policy regarding compensation reimbursement, or a “clawback” policy, as described in our Code of Ethics and Business Conduct, a copy of which is available on our website of www.seachange.com under the “Corporate Governance” section of the “Investor Relations” link. The policy provides that in the event that our financial results are significantly restated, the Board of Directors will review any compensation, other than base salary, paid or awarded to any executive officer found to be personally responsible for the fraud or intentional misconduct that caused the need for the restatement. The Board will, to the extent permitted by law, require the executive officer to repay any such compensation if:

•	the amount of such compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of the restatement;
•	the executive officer engaged in fraud or intentional misconduct that caused the need for the restatement; and
•	such compensation would have been lower than the amount actually awarded had the financial results been properly reported.

Compensation paid to our named executive officers in the form of equity is also subject to our stock retention and ownership guidelines that apply to our directors and senior officers, as described in our Corporate Governance Guidelines, a copy of which is available on our website at www.seachange.com under the “Corporate Governance” section of the “Investor Relations” link. These guidelines provide that by the later of six (6) years following appointment to office or four (4) years following election to the board, as applicable:

•	each non-employee director is expected to retain ownership of vested shares of SeaChange stock in a minimum amount equal to lesser of 40,000 shares or $250,000 worth of shares;
•	the Chief Executive Officer is expected to retain ownership of vested shares of SeaChange stock in a minimum amount equal to 250,000 shares;
•	the Chief Financial Officer is expected to retain ownership of vested shares of SeaChange stock in a minimum amount equal to 75,000 shares; and
•	each Senior Vice President that is an executive officer is expected to retain ownership of vested shares of SeaChange stock in a minimum amount equal to 50,000 shares.

Prior to meeting the stock ownership targets, each non-employee director and senior executive officer is encouraged, but is not required, to retain a meaningful portion of all shares of stock acquired by the non-employee director or officer (whether through equity awards by SeaChange, purchases on the open market or otherwise) in order to progress toward the stock ownership targets, other than shares of stock sold to pay taxes and/or applicable exercise price with respect to an equity award. Upon meeting the stock ownership targets, each non-employee director and senior executive officer is required thereafter to retain not less than twenty-five percent (25%) of all shares of stock acquired by the non-employee director or officer (whether through equity awards by SeaChange, purchases on the open market or otherwise), other than shares of stock sold to pay taxes and/or the applicable exercise price with respect to an equity award. In addition, upon any termination of service for a non-employee director and upon voluntary termination of service for a senior executive officer, such director or officer must wait at least ninety (90) days before selling any shares. In the case of hardship or other compelling personal requirements, the stock ownership targets may be waived to permit the sale of shares by the affected person.

In addition, our Insider Trading and Tipping Policy prohibits our insiders, which includes our employees and directors, from engaging in hedging transactions and requires the prior written consent of our compliance officer to pledge securities of SeaChange owned by the insider. We have not received any requests pursuant to our Insider Trading and Tipping Policy to permit pledges of SeaChange stock.

We have made, and from time to time continue to make, grants of stock options and RSUs to eligible employees based upon our overall financial performance and their individual contributions. Stock options and RSUs are designed to align the interests of our executives and other employees with those of our stockholders by encouraging them to enhance the value of SeaChange. In addition, the vesting of stock options and RSUs over a period of time is designed to defer the receipt of compensation by the recipient, creating an incentive for the individual to remain an employee. We do not have a program, plan or practice to select equity grant dates in connection with the release of favorable or negative news.

Change in Control and Termination Benefits

Each named executive officer is party to a Change in Control Severance Agreement with SeaChange (the “Change in Control Agreements”).

The Change in Control Agreements provide for benefits upon termination of employment following a change in control or sale of SeaChange (commonly referred to as “double trigger”) and do not contain any tax gross-up provisions. SeaChange entered into these agreements to reflect current best pay practices, while continuing to provide an incentive for each executive to remain with SeaChange leading up to and following a Change in Control.

Under the Change in Control Agreements, if an executive’s equity award, other than a performance-based equity award (such as PSUs or market-based stock options), is continued, assumed or substituted following a Change in Control and the executive’s employment is terminated within two years after the Change in Control by the employer without cause or by the executive for good reason (a “Covered Termination”), then such equity award would be accelerated in full. Performance-based equity awards would continue to be governed by their existing terms. In addition, if a Covered Termination occurs, the executive would be entitled to receive a cash amount as severance equal to the sum of (a) one times his base salary, plus (b) 150% of the executive’s target annual bonus for the fiscal year in which the Covered Termination occurs, plus (c) $62,000, being an amount corresponding to medical and other benefits during the post-employment period.

The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal 2019 year-end, are described in detail on page 34 under the heading entitled “Potential Payments Upon Termination or Change in Control.”

General Employee Welfare Benefits

We also have various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. We offer a 401(k) retirement plan, which permits employees to invest in a choice of mutual funds on a pre-tax basis. We also maintain medical, disability and life insurance plans and other benefit plans for our employees.

Fiscal 2020 Executive Compensation Components

Mr. Terino resigned as the Company’s Chief Executive Officer on February 24, 2019, and Mr. Mark Bonney was appointed as the Company’s Executive Chair serving as the Company’s Chairman of the Board and principal executive officer effective April 4, 2019.  In the interim period between Mr. Terino’s resignation and the appointment of Mr. Bonney, the Committee created the Office of the CEO.  The Office of the CEO was made up of the four remaining executive officers: Mr. Aloni, the Chief Commercial Officer; Mr. Faubert, the Chief Financial Officer; Mr. Kielczewski, the Chief Technology Officer; and Mr. McEvoy, the General Counsel.  No additional compensation was paid to the members of the Office of the CEO while it was in existence.   The Office of the CEO was dissolved with the appointment of Mr. Bonney as the Executive Chair.

In establishing the Company’s fiscal 2020 executive compensation plan, the Committee made reference to the list of peer companies previously provided to it by Cook, subject to the updates previously provided, but did not benchmark compensation to these companies.

Employment Offer Letter with New Executive Chair, Mark Bonney

In connection with the hiring of our new Executive Chair, Mark Bonney, effective as of April 4, 2019, we entered into an employment offer letter with Mr. Bonney, dated as of April 4, 2019.

In establishing the terms of Mr. Bonney’s employment, the Committee was advised by Meridian.  Meridian did not conduct a survey of our peers or industry competitors, but rather advised on market practices based on its consulting experience and Meridian’s understanding of the high level of commitment that would be required by Mr. Bonney as Executive Chair.

Based on the foregoing, we entered into an employment offer letter containing the following material compensation terms:

•	Base compensation of $425,000 per year ($35,416.67 per month) based on full-time employment;
•	A fiscal 2020 performance-based short-term incentive bonus with a target payout of $255,000, payable in cash; and
•	A $300,000 award of RSUs to vest annually over 2 years.

As summarized in the table below, the Committee structured each of Mr. Bonney’s inducement award and target annual compensation to have a substantial performance-based element.

Fiscal 2020 Executive Chair Target Pay Mix

Inducement Award	Target Annual Compensation (37.5% Performance-Based)
• $300,000 award of RSUs to vest annually over 2 years	• 62.5% or $425,000 base salary
• 37.5% or $255,000 target performance-based cash bonus on achievement of fiscal 2020 goals

The Committee believed that the overall compensation mixture, including both base and performance-based components, would incentivize an effective alignment of the interests of our newly hired Executive Chair with those our stockholders.

The principal components of fiscal 2020 executive compensation are as follows, the same as existed for fiscal 2019 executive compensation:

•	base salary;
•	short-term performance-based incentive compensation;
•	long-term incentive equity awards;
•	discretionary equity awards;
•	change in control and termination benefits; and
•	general employee welfare benefits.

Within this framework, the Committee established the specific compensation programs for our named executive officers.

In setting executive compensation for fiscal 2020, the Committee reviewed the updated list of peer companies previously recommended by Cook in fiscal 2018 and determined not to make any changes, other than accounting for companies that had been previously sold and the exclusion of Tremor Video, Inc.

The Committee determined that this list of peer companies provided appropriate referenceable data points, based on our revenues, market capitalization, and industry focus relative to each of these companies. The Committee made reference to the compensation paid by these peer companies in establishing fiscal 2020 executive compensation but did not benchmark compensation to these companies.

Mr. Bonney’s base salary remained at the rate set in April 2019, being $425,000.  Mr. Faubert’s and Mr. Kielczewski’s base salary remains the same as in fiscal 2019 at $310,000 and $250,000, respectively.

Similar to previous years, in fiscal 2020 no equity awards will be made to the named executive officers under the fiscal 2020 Short-Term Incentive bonus plan (“fiscal 2020 STI”). Instead, any incentive equity awards to the named executive officers during fiscal 2020 are intended to be made under the fiscal 2020 Long-Term Incentive compensation plan (“fiscal 2020 LTI”) subject to vesting based in part on the extent to which employment continues for three (3) years. Under the fiscal 2020 STI, Mr. Bonney will be eligible for a target cash bonus of $255,000; Mr. Faubert will be eligible for a target cash bonus of 60% of his base salary; and Mr. Kielczewski will be eligible for a target cash bonus of 60% of his base salary.

This fiscal 2020 STI is earned based on the Company’s achievement of overall company financial objectives for fiscal 2020 related to total revenue and non-GAAP operating income and based on individualized performance-based objectives. These objectives will be further discussed in our proxy statement relating to our 2020 Annual Meeting of stockholders.

In fiscal 2020, the named executive officers will be eligible to receive awards under the fiscal 2020 LTI with amounts to be determined.

Tax and Accounting Implications

The financial reporting and income tax consequences to SeaChange of individual compensation elements are considered by the Committee when it is analyzing the overall level of compensation and the mix of compensation among individual elements.

Section 162(m) of the Internal Revenue Code (the “Code”) limits the amount that SeaChange may deduct from the Company’s federal taxable income for compensation paid to our named executive officers and other employees deemed “covered persons” under Section 162(m) to $1 million per executive per year.  Prior law provided exemptions to this deduction for compensation limit for compensation paid to our Chief Financial Officer, for certain “performance-based compensation” and for compensation paid after a named executive officer terminated employment.  Effective for the tax year beginning February 1, 2018 the deduction limitation will be extended to the Chief Financial Officer, the performance-based exemption will be eliminated and certain post-termination payments may no longer be deductible.  As a result, compensation paid to our named executive officers in excess of the above limit will not be deductible unless the compensation qualifies for transition relief applicable to certain arrangements in effect on November 2, 2017.  While our Compensation Committee considers the tax deductibility when making compensation decisions, the Committee believes that it should retain flexibility to exceed the limits of Section 162(m) when in furtherance of our corporate objectives and in the best interests of the Company and its shareholders.

Summary Compensation Table

The following table sets forth summary information regarding the compensation in fiscal 2019 and 2018 of SeaChange’s named executive officers to the extent such person was an executive officer during the applicable period.

As described above in Compensation Discussion and Analysis, final determinations regarding awards of fiscal 2019 STI compensation are made after fiscal year-end, when performance against the previously established metrics may be assessed by the Committee. With respect to equity awards under SeaChange’s performance-based LTI compensation plans, the grant date for purposes of ASC 718 is the service inception date, or the beginning of the period during which performance is measured. In accordance with ASC 718, the amounts reflected below under the headings “Stock Awards” for a given fiscal year, represent the probable outcome as of the service inception date of the performance conditions under the fiscal 2019 Long-Term Incentive compensation plan (“fiscal 2019 LTI”), which in each case is the award amount at the targets approved by the Compensation Committee. In the table below performance-based compensation paid in cash after fiscal year-end but earned in the prior fiscal year is reflected under the heading “Non-Equity Incentive Plan Compensation” or “Bonus,” as applicable, in the fiscal year in which that compensation was earned, regardless of when paid.

Name	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Option Awards (2) ($)		Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Edward Terino (5)	2019	463,790	—	159,000	(6)	154,980	(7)	—	—	777,770
Former Chief Executive Officer, Director, and Chief Operating Officer & Executive Vice President	2018	447,115	—	250,191		285,180		341,982	—	1,324,468

Peter Faubert	2019	307,552	—	79,500	(6)	77,490	(7)	65,968	—	530,510
Chief Financial Officer, Senior Vice President and Treasurer	2018	298,077	—	125,094		142,590		145,080	—	710,841

Marek Kielczewski (8)	2019	265,851	—	159,000	(6)	197,105	(7)	57,600	80,293	759,849
Chief Technology Officer and Senior Vice President

(1)

This expense represents the grant date fair value of the applicable RSU and target PSU awards as computed in accordance with ASC 718 disregarding any estimates of forfeitures relating to service-based vesting conditions. Performance-based RSUs and PSUs are valued at the grant date based upon the probable outcome of the performance metrics. Therefore, the amounts under the “Stock Awards” column do not reflect the amount of compensation actually received by the named executive officer during the fiscal year.

(2)

This expense represents the grant date fair value of the applicable option awards, as computed in accordance with ASC 718 disregarding any estimates of forfeitures relating to service-based vesting conditions.

(3)

The Non-Equity Incentive Plan Compensation column reflects for fiscal 2018 and 2019 cash awards under performance-based compensation plans from the satisfaction of pre-established performance criteria and permitted to be exercised pursuant to the applicable performance-based compensation plan.

(4)

The All Other Compensation column includes Company contributions to a named executive officer’s 401(k) Plan account, perquisites and other personal benefits received by a named executive officer to the extent such benefits exceeded $10,000 in the aggregate relating to the fiscal year.  For fiscal 2019, Mr. Kielczewski received an additional $80,293 relating to Mr. Kielczewski’s relocation to the U.S. for his 16-month U.S. assignment. The $80,293 includes a tax “gross-up” of $21,548 pursuant to the terms of Mr. Kielczewski’s December 10, 2018 compensation letter.

(5)	Mr. Terino resigned as the Chief Executive Officer and director of the Company on February 24, 2019 as previously reported on a Form 8-K filed with the SEC on February 26, 2019.
(6)

Stock Awards in this table for fiscal 2019 consist of: For Mr. Terino, his fiscal 2019 LTI award of RSUs valued at $79,500 and PSUs valued at target at $79,500; for Mr. Faubert, his fiscal 2019 LTI award of RSUs valued at $39,750 and PSUs valued at target at $39,750; and for Mr. Kielczewski, his fiscal 2019 LTI award of RSUs valued at $79,500 and PSUs valued at target at $79,500.

(7)

Option Awards in this table for fiscal 2019 consist of: for Mr. Terino, a fiscal 2019 LTI award of stock options valued at $154,980; for Mr. Faubert, a fiscal 2019 LTI award of stock options valued at $77,490; and for Mr. Kielczewski, an award of stock options relating to his promotion as Chief Technology Officer valued at $80,870 and a fiscal 2019 LTI award of stock options valued at $116,235.

(8)

Mr. Kielczewski was appointed Chief Technology Officer on November 29, 2018. Mr. Kielczewski’s fiscal 2019 compensation includes compensation paid to Mr. Kielczewski in fiscal 2019 prior to Mr. Kielczewski’s appointment as Chief Technology Officer.

Grants of Plan-Based Awards

The following table sets forth information concerning plan-based awards to the named executive officers during the fiscal year ended January 31, 2019.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (2) (#)	Options (2) (#)	Awards ($/Sh)	Awards ($)
Edward Terino	5/23/2018	(3)	230,175	418,500	544,050	—	—	—	—	—	—	—
	1/31/2019		—	—	—	—	50,000	50,000	50,000	200,000	1.59	313,980

Peter Faubert	5/23/2018	(3)	102,300	186,000	241,800	—	—	—	—	—	—	—
	1/31/2019		—	—	—	—	25,000	25,000	25,000	100,000	1.59	156,990

Marek Kielczewski	5/23/2018	(3)	68,750	125,000	162,500	—	—	—	—	—	—	—
	11/29/2018		—	—	—	—	—	—	—	100,000	1.68	80,870
	1/31/2019		—	—	—	—	50,000	50,000	50,000	150,000	1.59	275,235

(1)	The grants under the “Estimated Future Payouts under Equity Incentive Plan Awards” column represent the threshold, target and maximum number of PSUs that could be earned.
(2)

The grants under the “All Other Stock Awards: Number of Shares of Stock or Units” column and under the “All Other Option Awards: Number of Securities Underlying Options” column represent the number of RSUs and options, respectively, subject to time-based vesting.

(3)	These awards were made pursuant to the fiscal 2019 STI adopted on May 23, 2018.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards at January 31, 2019 granted to each of SeaChange’s named executive officers:

	Options Awards (1)					Stock Awards (2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Edward Terino	—	200,000	—	7.25	6/3/2025	287,195	456,640
	48,456	—	—	6.05	1/26/2026
	—	600,000	—	5.56	4/6/2026
	64,474	—	32,236	2.42	1/31/2027
	66,667	—	133,333	3.33	1/31/2028
	—	—	200,000	1.59	1/31/2029

Peter Faubert	50,000	50,000	—	3.30	7/6/2026	130,205	207,026
	28,313	—	14,156	2.42	1/31/2027
	33,334	—	66,666	3.33	1/31/2028
	—	—	100,000	1.59	1/31/2029

Marek Kielczewski	50,000	50,000	—	3.50	5/5/2026	150,453	239,220
	20,408	—	10,294	2.42	1/31/2027
	16,667	33,333	—	2.60	10/11/2027
	25,000	—	50,000	3.33	1/31/2028
	—	100,000	—	1.68	11/29/2028
	—	—	150,000	1.59	1/31/2029

(1)

All options in the table above were granted under the Company’s Second Amended and Restated 2011 Compensation and Incentive Plan. Mr. Terino’s 200,000 options granted on June 3, 2015 were eligible to vest in approximately equal tranches based on our stock reaching $10.00, $12.00 and $14.00 for twenty consecutive trading dates, and his 600,000 options granted on April 6, 2016 were eligible to vest in approximately equal tranches based on our stock reaching $7.00, $9.00 and $11.00 for twenty consecutive trading dates. These market-based options were cancelled when Mr. Terino resigned from the Company on February 24, 2019, as previously reported on a Form 8-K filed with the SEC on February 26, 2019. The LTI award stock options listed in the column, “Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options” will vest annually in equal tranches over three years from the grant date.

(2)

These columns show the number of shares of Common Stock represented by unvested RSUs and PSUs at January 31, 2019. The remaining vesting dates for these unvested RSUs and PSUs as of January 31, 2019 were as follows:

Name	Number of Restricted Stock Units That Have Not Vested	Date of Grant	Vesting Dates
Edward Terino	13,793	6/3/2015	6/3/2019
	15,248	1/31/2017	1/31/2020
	91,488	1/31/2017	1/31/2020
	33,333	1/31/2018	1/31/2020, 1/31/2021
	33,333	1/31/2018	1/31/2020, 1/31/2021
	50,000	1/31/2019	1/31/2020, 1/31/2021, 1/31/2022
	50,000	2/312019	1/31/2020, 1/31/2021, 1/31/2022

Peter Faubert	6,698	1/31/2017	1/31/2020
	40,175	1/31/2017	1/31/2020
	16,666	1/31/2018	1/31/2020, 1/31/2021
	16,666	1/31/2018	1/31/2020, 1/31/2021
	25,000	1/31/2019	1/31/2020, 1/31/2021, 1/31/2022
	25,000	1/31/2019	1/31/2020, 1/31/2021, 1/31/2022

Marek Kielczewski	4,828	1/31/2017	1/31/2020
	28,959	1/31/2017	1/31/2020
	8,333	1/31/2018	1/31/2020, 1/31/2021
	8,333	1/31/2018	1/31/2020, 1/31/2021
	50,000	1/31/2019	1/31/2020, 1/31/2021, 1/31/2022
	50,000	1/31/2019	1/31/2020, 1/31/2021, 1/31/2022

Option Exercises and Stock Vested

The following table summarizes the option exercises and vesting of stock awards for each of SeaChange’s named executive officers for fiscal 2019:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1) ($)
Edward Terino	—	—	53,348	103,996
Peter Faubert	—	—	15,029	23,896
Marek Kielczewski	—	—	8,993	14,299

(1)

The value realized upon vesting of the RSUs shown in the table above was calculated as the product of the closing price of a share of our common stock on the vesting date multiplied by the number of shares vested.

Pension Benefits

With the closure of the Company’s Philippines operation in November 2017, the Company no longer has a pension benefit obligation.

Nonqualified Deferred Compensation

SeaChange does not offer nonqualified defined contribution or other nonqualified deferred compensation plans to its employees.

Potential Payments Upon Termination or Change in Control

Each named executive officer is party to a Change in Control Severance Agreement with SeaChange (the “Change in Control Agreements”). The Change in Control Agreements provide for benefits upon termination of employment following a change in control or sale of SeaChange (commonly referred to as “double trigger”) and do not contain any tax gross-up provisions. SeaChange entered into these agreements to reflect current best pay practices, while continuing to provide an incentive for each executive to remain with SeaChange leading up to and following a Change in Control.

Under the Change in Control Agreements, a “change in control” means any of the following:

(i)

the members of the Board at the beginning of any consecutive 12-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 12-calendar-month period, shall be deemed to be an Incumbent Director;

(ii)

any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, shares of stock representing in the aggregate fifty percent (50%) or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any);

(iii)

there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by persons in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv)

any corporation or other legal person, pursuant to a tender offer, exchange offer, purchase of stock (whether in a market transaction or otherwise) or other transaction or event acquires securities representing forty percent (40%) or more of the combined voting power of the voting securities of the Company, or there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the U.S. Securities Exchange Act, disclosing that any “person” (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act) has become the “beneficial owner” (as such term is used in Rule 13d-3 under the Securities Exchange Act) of securities representing forty percent (40%) or more of the combined voting power of the voting securities of the Company.

Under the Change in Control Agreements, if an executive’s equity award, other than a performance-based equity award (such as PSUs or market-based stock options), is continued, assumed or substituted following a change in control and the executive’s employment is terminated within two years after the change in control by the employer without cause or by the executive for good reason (a “Covered Termination”), then such equity award would be accelerated in full. PSUs would continue to be governed by their existing terms. In addition, if a Covered Termination occurs, the executive would be entitled to receive a cash amount as severance equal to the sum of (a) one times his base salary, plus (b) 150% of the executive’s target annual bonus for the fiscal year in which the Covered Termination occurs, plus (c) $62,000, being an amount corresponding to medical and other benefits during the post-employment period.

As a condition to the receipt by the executive officer of any payment or benefit under the Change in Control Agreements, the executive officer must first execute a valid, binding and irrevocable general release in favor of SeaChange and in a form reasonably acceptable to SeaChange.

The following table shows, for the named executive officers with SeaChange as of the close of business on January 31, 2019, the payments to which Messrs. Terino, Faubert and Kielczewski would have been entitled pursuant to their Change in Control Agreement in the event of a Covered Termination after with a change in control occurring on such date.

Potential Payments Upon Termination or Change in Control

Name	Salary (1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	Equity Incentive Plan Compensation (2) ($)	Benefits ($)	Equity Awards (3) ($)
Edward Terino	465,000	627,750	—	62,000	388,936
(Covered Termination)

Peter Faubert	310,000	279,000	—	62,000	173,262
(Covered Termination)

Marek Kielczewski	250,000	187,500	—	62,000	192,385
(Covered Termination)

(1)	The amounts reflect one times annual base salary.
(2)

The amounts shown in the Non-Equity Incentive Plan Compensation and Equity Incentive Plan Compensation columns reflect payment of 150% of the executive’s target amount under the fiscal 2019 STI in connection with a Covered Termination.

(3)

The Covered Termination amounts reflect the value of all unvested stock options, RSUs and PSUs that would vest as a result of the termination. The amounts are based on (i) in the case of accelerated options, the excess of the SeaChange January 31, 2019 closing common stock price over the applicable exercise price, (ii) in the case of accelerated RSUs, the SeaChange closing common stock price as of January 31, 2019 multiplied by the number of unvested RSUs as of January 31, 2019, (iii) in the case of accelerated 2017 PSUs, the share payout in the table assumes that the Covered Termination occurs during the PSU Performance Period and the SeaChange Relative TSR Percentile Rank is at the 50th percentile at the time of the Covered Termination, and (iv) in the case of accelerated 2018 and 2019 PSUs, fifty percent (50%) of the target award for prospective periods.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Ms. Cotton was provided with a draft of the Compensation, Discussion and Analysis prior to her resignation on May 5, 2019, but had resigned prior to recommendation by the Compensation Committee to the Board that the Compensation, Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Andrew Sriubas, Chairman

Robert Pons

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Mr. Sriubas (Chairman) and Mr. Pons. No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of SeaChange or any of its subsidiaries, was formerly an officer of SeaChange or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of SeaChange served as a member of the compensation committee of another entity (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served as a director of SeaChange.

PROPOSAL NO. II

APPROVE THE TAX BENEFITS PRESERVATION PLAN

The Company entered into a Tax Benefits Preservation Plan, dated as of March 4, 2019, by and between the Company and Computershare Inc., as Rights Agent (the “Tax Benefits Preservation Plan”).  Pursuant to the Tax Benefits Preservation Plan, the Board declared a dividend of one preferred share purchase right (a “Right”) for each share of the Company’s Common Stock issued and outstanding on March 15, 2019 to the Company’s stockholders of record on that date.  The Tax Benefits Preservation Plan is intended, but cannot be guaranteed, to reduce the likelihood of an “ownership change”, as discussed below, thereby preserving the Company’s ability to realize substantial tax benefits associated with its accumulated net operating loss carryforwards (“NOLs”). These NOLs are a significant asset of the Company that should be preserved in an effort to protect stockholder value. A summary of the Tax Benefits Preservation Plan appears below and is qualified by the full text of the Tax Benefits Preservation Plan attached as Appendix A to this Proxy Statement.

The Board has determined that the Tax Benefits Preservation Plan is advisable and in the Company’s and the stockholders’ best interests because the Tax Benefits Preservation Plan:

•	discourages acquisitions of stock that could result in an “ownership change” for federal income tax purposes, as discussed below;
•	does not restrict a later sale of the Company on terms that the Board determines are in the best interest of the stockholders; and
•	has no significant up-front financial, accounting or tax consequences to the Company or the stockholders.

The Company’s operations have generated significant tax benefits for United States federal income tax purposes, including NOLs. Under the Code, subject to certain requirements and restrictions, the Company may “carry forward” its NOLs to offset current and future earnings and thus reduce its income tax liabilities. Accordingly, the Board believes such NOLs are a valuable asset and it is in the Company’s and the stockholders’ best interests to attempt to preserve their use. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Code (“Section 382”), the Company’s ability to use its NOLs could be substantially limited. Because the Tax Benefits Preservation Plan may reduce the likelihood of an “ownership change”, the Board adopted the Tax Benefits Preservation Plan on the Company’s behalf.

As of January 31, 2019, the Company had U.S. federal NOLs of approximately $118 million, which begin to expire in 2031, unless previously utilized. The Company performed an analysis for the period through January 31, 2019 and did not identify any events of a cumulative ownership change for such review period. The Company will continue monitoring any future changes in stock ownership for a cumulative ownership change.

Pursuant to the terms of the Tax Benefits Preservation Plan, the Rights issued pursuant to the Tax Benefits Preservation Plan will expire if stockholder approval has not been received following the final adjournment of the Annual Meeting. Accordingly, the Board is submitting the Tax Benefits Preservation Plan for stockholder approval.

Description of the Tax Benefits Preservation Plan

The Rights. On March 4, 2019, the Board authorized the issuance and declared a dividend of one Right per each outstanding share of the Common Stock payable to the Company’s stockholders of record as of the close of business on March 15, 2019. One Right will also be issued together with each share of the Common Stock issued after March 15, 2019 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date.

The Series A Preferred Stock. Subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one one-hundredth of a share (a “Unit”) of a newly-designated series of preferred stock, Series A Participating Preferred Stock, par value $0.01 per share, of the Company (the “Series A Preferred Stock”) for a purchase price of $8.00 (the “Purchase Price”). If issued, each Unit of Series A Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of the Common Stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Acquiring Person. Under the Tax Benefits Preservation Plan, subject to the exceptions noted below, an “Acquiring Person” is any person who or which, together with all Affiliates and Associates (as such terms are defined in the Tax Benefits Preservation Plan) of such person, is or becomes the beneficial owner of 4.9% or more of the shares of Common Stock outstanding. The Tax Benefits Preservation Plan provides that the following persons shall not be deemed an Acquiring Person thereunder:

•	the Company or any subsidiary of the Company;
•

any employee benefit plan of the Company or any subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan;

•

any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Tax Benefits Preservation Plan, unless and until such person, or any affiliate of such person, changes their beneficial ownership of Common Stock in a transaction or series of transactions to an amount equal to or greater than the greater of (1) 4.9% or (2) the sum of (x) the lowest beneficial ownership of such person as a percentage of the outstanding shares of Common Stock as of any date on or after March 5, 2019, plus (y) 0.5% (other than as a result of an acquisition by the Company or any of its Subsidiaries of Common Stock);

•

any person who as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.9% or more of the shares of Common Stock then outstanding, or a stock dividend, rights dividend, stock split or similar transaction effected by the Company unless and until such person, or any associate or affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of an additional 0.5% or more of the then-outstanding Common Stock (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company);

•

any person who or which, within ten (10) business days of being requested by the Company to advise it regarding the same, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who thereafter, within ten (10) business days following such certification, divests as promptly as practicable a sufficient number of shares of Common Stock that such person would no longer be an Acquiring Person; and

•

any person who the Board determines, in its sole discretion, that such person’s acquisition of beneficial ownership of Common Stock does not jeopardize or endanger the Company’s ability to utilize the NOLs.

Pursuant to the Tax Benefits Preservation Plan, a person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.9% or more shares of the Common Stock if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.9” for “5” each time “five” or “5” is used in or for purposes of Section 382).

Initial Exercisability. The Rights are not exercisable until the close of business on the earlier to occur of the:

•	tenth (10th) business day after a public announcement that a person has become an Acquiring Person; and
•

tenth (10th) business day (or such later date as may be determined by the Board prior to such time as any person becomes an Acquiring Person) after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 4.9% or more of such outstanding Common Stock.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, the Company’s Common Stock certificates or the ownership statements issued with respect to uncertificated shares of Common Stock will evidence the Rights and will contain a notation to that effect. Any transfer of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, separate Rights certificates will be issued, and the Rights may be transferred apart from the transfer of the underlying Common Stock, unless and until the Board has determined to effect an exchange pursuant to the Tax Benefits Preservation Plan (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, all holders of Rights except the Acquiring Person or group of affiliated or associated persons and their transferees may, upon exercise of a Right, purchase for the Purchase Price shares of Common Stock with a market value of two times the Purchase Price, based on the market price of the Common Stock on the date such person or group of affiliated or associated persons became an Acquiring Person.

Redemption. At any time until the close of business on the tenth (10th) business day after any Person becomes an Acquiring Person, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange. At any time after a person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

Expiration. The Rights will expire on the earliest to occur of the following:

•	the redemption of the Rights;
•	the exchange of the Rights;
•

the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Tax Benefits (as defined in the Tax Benefits Preservation Plan) similar to that provided by the Tax Benefits Preservation Plan;

•

the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of the Tax Benefits;

•	the date on which the Board otherwise determines that the Tax Benefits Preservation Plan is no longer necessary to preserve the Tax Benefits;
•	the beginning of a taxable year of the Company to which the Board determines that none of the Tax Benefits may be carried forward;
•

the fifth business day after the filing by the Company of a Current Report on Form 8-K reporting the results of the 2019 annual meeting of stockholders of the Company (including any postponement or adjournment thereof) should the Tax Benefits Preservation Plan not be approved by a majority of the shares of Common Stock present and voting at such meeting on such matter; and

•	the close of business on March 4, 2022.

If however, any persons becomes an Acquiring Person, the expiration date will be March 4, 2029.

Anti-Dilution Provisions. The Board may adjust the Purchase Price of the Series A Preferred Stock, the number of shares of Series A Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Preferred Stock or of the Company’s shares of Common Stock.

Amendments. The terms of the Rights may be amended by the Board without the consent of the holders of the Rights, except that from and after the time as any person becomes an Acquiring Person, no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its affiliates and associates).

Tax Consequences. The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

Certain Considerations Related to the Tax Benefits Preservation Plan

In voting on this Proposal 2, stockholders should carefully consider the following:

Future Use and Amount of the NOLs is Uncertain

Our use of the NOLs depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.

Potential Effects on Liquidity

The Tax Benefits Preservation Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our Common Stock in excess of the specified limitations. A stockholder’s ability to dispose of our Common Stock may be limited if the Tax Benefits Preservation Plan reduces the number of persons willing to acquire beneficial ownership of our common stock or the amount they are willing to acquire.

Potential Challenge by the Internal Revenue Service (“IRS”) to our NOLs

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefits Preservation Plan is in place.

Continued Risk of Ownership Change

Although the Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot assure you it would prevent all transfers of our Common Stock that could result in such an ownership change.

Potential Impact on the Value of the Common Stock

The Tax Benefits Preservation Plan could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs if investors object to holding our Common Stock subject to the terms of the Tax Benefits Preservation Plan.

Potential Anti-Takeover Impact

The Tax Benefits Preservation Plan could render more difficult, or discourage a merger, tender offer, or assumption of control of the Company that is not approved by our Board.  The Tax Benefits Preservation Plan, however, should not interfere with any merger, tender or exchange offer or other business combinations approved by our Board.  Additionally, the Tax Benefits Preservation Plan does not prevent our Board from considering any offer that it considers to be in the best interests of the Company’ stockholders.

SEC Registration

Since the Rights are not exercisable immediately, registration of the preferred stock issuable upon exercise of the Rights with the SEC under the Securities Act of 1933, as amended, is not required until the Rights become exercisable.

United States Federal Income Tax Consequences

The United States federal income tax consequences of stockholder rights agreements have not been definitively established by Congress or the courts, and the only revenue ruling issued by the Internal Revenue Service to date addresses the adoption of a stockholder rights agreement, but not any later tax consequences. The following discussion of probable United States federal income tax consequences is subject to changes in the law, as well as clarification and interpretation of existing law that may have retroactive as well as prospective effect. Under Revenue Ruling 90-11, the adoption of the Tax Benefits Preservation Plan and the subsequent distribution of the Rights to stockholders would not be a taxable event for us or our stockholders under federal income tax laws. Although not addressed in the revenue ruling, the physical distribution of rights certificates upon the Rights becoming exercisable should not result in any tax. After such physical distribution, the Rights would probably be treated for tax purposes as capital assets in the hands of most stockholders and each right would probably have a basis of zero and a holding period which relates back to the holding period of the stock with respect to which such Rights were issued. Upon the Rights becoming Rights to purchase acquirer common stock, holders of Rights probably would be taxed even if the Rights were not exercised. Upon the Rights being redeemed for cash or the Rights being exchanged for our Common Stock, holders of the Rights would probably have a taxable event. Upon the Rights becoming Rights to purchase our Common Stock, holders of Rights would probably not have a taxable event. The Rights may have an impact on any tax-free reorganizations we may undergo. Several types of tax-free transactions can still be structured, although the Rights may not be subject to tax-free treatment.

Accounting Treatment

The issuance of the Rights as a dividend to stockholders of record as of March 15, 2019 had no financial accounting or reporting impact. The fair value of the Rights was zero because the Rights were “out of the money” when issued and no value is attributable to them. Additionally, the Rights do not meet the definition of a liability under generally accepted accounting principles in the United States and are therefore not accounted for as a long-term obligation.

Effect of Stockholders Not Approving the Tax Benefits Preservation Plan

If the Tax Benefits Preservation Plan is not approved by a majority of the shares of Common Stock present and voting on this matter, the Rights will expire by their terms on the fifth business day after the filing by the Company of a Current Report on Form 8-K reporting the results of the meeting.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Tax Benefits Preservation Plan.

PROPOSAL NO. III

ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Company is providing stockholders with the opportunity at the 2019 Annual Meeting to vote on the following advisory resolution, commonly known as “Say-on-Pay”:

RESOLVED, that the stockholders of the Company approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement under the heading “Compensation Discussion and Analysis.”

The Board has implemented an executive compensation program that rewards performance and is designed to attract, retain and motivate the key individuals who are most capable of contributing to SeaChange’s success and building long-term value for its stockholders. This compensation program makes a substantial portion of executive pay variable, subject to increase when performance targets are achieved, and subject to reduction when performance targets are not achieved. SeaChange believes that the variability in these payouts indicates that its annual compensation plans effectively reward its executive officers for superior performance, while appropriately adjusting compensation downward for less-than-superior performance. The Compensation Committee retains discretion as to final payouts under the incentive compensation plans to ensure the goals of the overall program are met. SeaChange believes that the compensation program is centered on a pay-for-performance philosophy and is strongly aligned with the long-term interests of stockholders.

In both fiscal 2017 and 2019, when we did not achieve pre-established financial performance targets under our short-term incentive plan, payouts were limited to the portion of the award based on individual performance objectives.  In contrast, in fiscal 2018, when we experienced improved financial performance versus the prior fiscal year and financial performance above threshold with respect to revenue and above target with respect to non-GAAP operating income, payouts were made with respect to both financial and individual performance objectives.

With respect to the long-term incentive plan, payouts showed similar variability with respect to the performance-based stock unit (PSU) component of the awards, with the fiscal 2017 award being determined based on total shareholder return, and each of the fiscal 2018 and 2019 awards being based on financial performance compared to annually established metrics.  Vesting of these awards has demonstrated similar variability to the short-term incentive awards with no vesting for the portion of the fiscal 2018 award based on financial performance.

We believe that the variability in these payouts indicates that our annual compensation plans effectively reward our executive officers for superior performance, while appropriately adjusting compensation downward for less-than-superior performance.

We pay careful attention to any feedback we receive from our stockholders about our executive compensation, including the annual “Say-on-Pay” vote. While we had already approved our fiscal 2019 compensation plan by the time we held our “Say-on-Pay” vote in July 2018, we considered the stockholder advisory vote in the implementation of our fiscal 2019 compensation plan and in formulating our fiscal 2020 compensation plan. This consideration included reaching out to certain large stockholders to discuss and seek input on our compensation plans.

The Board urges stockholders to read the Compensation Discussion and Analysis beginning on page 19 of this proxy statement, which describes in more detail how the Company’s executive compensation policies and procedures operate and are designed to achieve our compensation objectives, and the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 29 through 35 of this proxy statement, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective and that the compensation of our named executive officers reported in this proxy statement reflects and supports these compensation policies and procedures.

While the vote is advisory, the Board and the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements. It is currently expected that stockholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with the Company’s Annual Meeting in 2020.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Company’s executive compensation.

PROPOSAL NO. IV

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP currently serves as SeaChange’s independent registered public accounting firm. The Board of Directors is seeking ratification of the Audit Committee’s selection of Grant Thornton LLP to continue to serve as the registered public accounting firm for the fiscal year ending January 31, 2020.

Independent Registered Public Accounting Firm for Fiscal 2020

The Audit Committee of the Board of Directors has selected the firm of Grant Thornton LLP, independent accountants, to serve as the registered public accounting firm for the fiscal year ending January 31, 2020.

A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate questions.

The Board of Directors has put the ratification of the selection of Grant Thornton LLP before the stockholders because the Board believes that seeking stockholder ratification of the selection of the independent registered public accounting firm is good corporate practice. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will first review the basis for the stockholder vote and SeaChange’s relationship with Grant Thornton LLP and will then take such action as it deems necessary.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of SeaChange’s independent registered public accounting firm.

Principal Accountant Fees and Services

Fees for Services Provided by Grant Thornton LLP

The following table sets forth the aggregate fees for services provided by Grant Thornton LLP, SeaChange’s independent registered public accounting firm for the fiscal years ended January 31, 2019 and 2018.

	2019	2018
Audit Fees	$1,008,800	$1,230,448
Audit-Related Fees	—	—
Tax Fees	119,180	—
All Other Fees	—	—
Total:	$1,127,980	$1,230,448

Audit Fees. These are aggregate fees billed for professional services rendered by Grant Thornton LLP for the fiscal year ended January 31, 2019, and for the fiscal year ended January 31, 2018 for (a) the annual audit of SeaChange’s financial statements for each such fiscal year including statutory audits of foreign subsidiaries and the accompanying attestation report regarding SeaChange’s internal control over financial reporting contained in SeaChange’s Annual Reports on Form 10-K, (b) reviews of the quarterly financial information included in SeaChange’s Quarterly Reports on Form 10-Q for each such fiscal year and (c) reviews of SEC filings.

The Audit Committee of the Board of Directors has determined that the provision of the services as set out above is compatible with maintaining Grant Thornton LLP’s independence.

Audit Committee Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit, audit-related, tax and other non-audit services that may be provided by Grant Thornton LLP, the independent registered public accounting firm. The policy identifies the principles that must be considered by the Audit Committee in approving these services to ensure that Grant Thornton LLP’s independence is not impaired; describes the audit and audit-related, tax and other services that may be provided; and sets forth pre-approval requirements for all permitted services. To date, Audit Committee pre-approval has been sought for the provision of all services by Grant Thornton LLP.

OTHER MATTERS

Expenses and Solicitation

All costs of solicitation of proxies will be borne by SeaChange. In addition to solicitations by mail, certain of SeaChange’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile, e-mail and personal interviews. The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, plus customary disbursements, which are not expected to exceed $15,000 in total. Brokers, custodians and fiduciaries will be requested to forward the Notice and proxy soliciting material to the owners of stock held in their names, and SeaChange will reimburse them for their reasonable out-of-pocket costs.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires SeaChange’s directors, executive officers and holders of more than 10% of SeaChange’s common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of SeaChange. Such persons are required by regulations of the SEC to furnish SeaChange with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended January 31, 2019, and written representations from certain Reporting Persons, SeaChange believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended January 31, 2019, except for the filing of each of the five non-employee directors’ Form 4 for their annual stock grant, each of which were not timely filed.

Certain Relationships and Related Transactions

SeaChange has adopted a written policy pursuant to the Second Amended and Restated Charter of the Audit Committee and the Charter of the Corporate Governance and Nominating Committee that all transactions between SeaChange and its officers, directors, principal stockholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to SeaChange than could be obtained from unaffiliated third parties.

Appendix A

TAX BENEFITS PRESERVATION PLAN

Dated as of March 4, 2019

between

SEACHANGE INTERNATIONAL, INC.

and

COMPUTERSHARE INC.,

as Rights Agent

TAX BENEFITS PRESERVATION PLAN

Tax Benefits Preservation Plan (the “Agreement”), dated as of March 4, 2019, between SeaChange International, Inc., a Delaware corporation (the “Company”), and Computershare Inc., as Rights Agent (the “Rights Agent”).

A.The Company has generated certain Tax Benefits (as defined herein) for United States federal income tax purposes, which Tax Benefits may potentially provide valuable benefits to the Company.

B.The Board of Directors of the Company (the “Board of Directors”) views these Tax Benefits as a valuable asset of the Company, which is likely to inure to the benefit of the Company and its stockholders, and the Board of Directors believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of these Tax Benefits on the terms and conditions set forth in this Agreement; as such, the Board of Directors desires to avoid an “ownership change” of the Company within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations (as defined herein) promulgated thereunder, in order to avoid the imposition of certain limitations on the Company’s ability to fully use such Tax Benefits.

C.As a result, the Board of Directors has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding as of the Close of Business (as hereinafter defined) on March 15, 2019 (the “Record Date”), each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Expiration Date and the Final Expiration Date (as such terms are hereinafter defined).

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

(a)“Acquiring Person” shall mean any Person (as hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as hereinafter defined) of 4.9% or more of the Company Securities then outstanding, provided, however, that:

(i)the term “Acquiring Person” shall not include an Exempt Person (so long as such Person remains an Exempt Person);

(ii)no Person who Beneficially Owns, as of the time of the first public announcement of this Agreement, 4.9% or more of the Company Securities then outstanding, shall become an “Acquiring Person” unless such Person shall, after such time, change its Beneficial Ownership of Company Securities then outstanding in a transaction or series of transactions (other than as a result of an acquisition by the Company or any of its Subsidiaries of Company Securities) such that such Person’s Beneficial Ownership of Company Securities then outstanding is an amount equal to or greater than the greater of (1) 4.9% or (2) the sum of (A) the lowest Beneficial Ownership of such Person as a percentage of the outstanding Company Securities as of any date on or after the date of the first public announcement of this Agreement plus (B) one-half of one percent (0.5%);

(iii)no Person shall become an “Acquiring Person” as the result of (1) an acquisition of Company Securities by the Company which, by reducing the number of Company Securities outstanding, increases the proportionate number of Company Securities Beneficially Owned by such Person to 4.9% or more of the Company Securities then outstanding; or (2) a stock dividend, rights dividend, stock split, or similar transaction effected by the Company; provided, however, that if a Person shall become the Beneficial Owner of 4.9% or more of the Company Securities then outstanding pursuant to clause (1) or (2) of this paragraph (iii), and shall, after first public announcement by the Company of such acquisition by the Company, become the Beneficial Owner of an additional one-half of one percent (0.5%) or more of the then-outstanding Company Securities (other than as a result of another stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Company Securities are treated equally), then such Person shall be deemed to be an “Acquiring Person”;

(iv)if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person”, as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person, within ten (10) Business Days of being requested by the Company to do so, certifies to the Company that such Person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification disposes of such number of shares of Company Securities so that it, together with all Affiliates and Associates, ceases to be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be or have ever been an “Acquiring Person” for any purposes of this Agreement; provided, however, that if the Person requested to so certify or dispose of shares of Company Securities fails to do so within ten (10) Business Days, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period;

(v)any Person that has become an “Acquiring Person,” shall not be treated as an “Acquiring Person” for any purposes of this Agreement if the Board of Directors, in its sole discretion, determines that such Person’s acquisition of Beneficial Ownership of Company Securities does not jeopardize or endanger the Company’s ability to utilize the Tax Benefits; provided, however, that, if (1) a Person shall become the Beneficial Owner of 4.9% or more of the Company Securities then outstanding based on a determination by the Board of Directors pursuant to this Section 1(a)(v) and (2) after such acquisition, such Person becomes the Beneficial Owner of any additional Company Securities (other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally), then such Person shall be deemed to be an “Acquiring Person.” In determining whether a Person owns 4.9% or more of the Company Securities then outstanding, for all purposes of this Agreement, all of the Company Securities of the Company Beneficially Owned by such Person shall be taken into account in the numerator and, for purposes of the denominator, any calculation of the number of the Company Securities of the Company outstanding at any particular time shall be made pursuant to and in accordance with Section 382. Without limiting the foregoing, any Person (other than a “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) shall be treated as the Beneficial Owner of 4.9% or more of the Company Securities of the Company then outstanding if, in the determination of the Board of Directors, that Person would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.9” for “5” each time “five” or “5” is used in or for purposes of Section 382), including pursuant to Section 1.382-2T(g) of the Treasury Regulations. Notwithstanding anything to the contrary set forth herein, any Company Securities of the Company of which a Person or any Affiliate or Associate of such Person becomes the Beneficial Owner pursuant to an equity compensation award granted to such Person by the Company or as a result of an adjustment by the Company to the number of Company Securities represented by such equity compensation award pursuant to the terms thereof shall, solely for purposes of determining the number of Company Securities of the Company of which such Person or any Affiliate or Associate of such Person is the Beneficial Owner at any time, not be included in (x) the calculation of the number of shares of Company Securities outstanding or (y) the particular percentage of the number of Company Securities of the Company of which such Person and/or any Affiliate or Associate of such Person is the Beneficial Owner.

(b)“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement. The terms “Affiliate” and “Associate” shall also include, with respect to any Person, any other Person whose Company Securities would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations with respect to such first Person, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of Section 382.

(c)A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

(i)which such Person or any of such Person’s Affiliates or Associates (A) directly or indirectly has the right to vote or dispose of, alone or in concert with others, or (B) is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the Exchange Act as in effect on the date of this Agreement, including, with respect to both clause (A) and clause (B), pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities (including, but not limited to, rights, options or warrants) which are convertible or exchangeable into or exercisable for Company Securities, except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to result in the rights, options or warrants being treated as exercised on the date of their acquisition or transfer under or otherwise for purposes of Section 382;

(ii)which such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly, or has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (including, without limitation, within the meaning of Section 382) or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) any Company Securities by virtue of owning securities or other interests (including, but not limited to, rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such Company Securities, except to the extent that upon the issuance, acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Treasury Regulations Section 1.382-4(d) or other applicable sections of the Treasury Regulations, (B) securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (C) securities issuable upon the exercise or exchange of Rights;

(iii)which are owned, directly or indirectly, by any other Person, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person or any of such other Person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company; or

(iv)to the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of securities, if such Person would be deemed to constructively own such securities pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382; moreover, and notwithstanding anything to the contrary in this Agreement, all determinations of the percentage stock ownership in the Company shall be made in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), 1.382-3(a), and 1.382-4(d) of the Treasury Regulations; provided, however, that for the sole purpose of determining the percentage stock ownership of an entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities shall not be treated as no longer owned by such entity pursuant to Section 1.382-2T(h)(2)(i)(A) of the Treasury Regulations; provided, however, that (i) a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such Beneficial Ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; (ii) nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of forty (40) calendar days after the date of such acquisition, or such later date as the Board of Directors may determine in any specific case; (iii) subject to Section 1(c)(iv), above, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (A) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (B) such securities would not be deemed constructively or otherwise owned by a single “entity,” in each case, for purposes of Section 382; and (iv) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to Beneficially Own pursuant to this Section 1(c) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board of Directors has approved such merger or other acquisition agreement and any such tender, voting or support agreement entered into in connection therewith.

Notwithstanding anything in this definition to the contrary, the phrase “then outstanding,” when used with reference to a Person who is Beneficial Owner of or who Beneficially Owns or a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.

For the avoidance of doubt, and notwithstanding anything to the contrary herein, any options, warrants, or other rights (including any contingent rights) to acquire securities of the Company shall be treated as exercised for purposes of calculation of the numerator of the fraction for purposes of determining whether a Person is a Beneficial Owner of 4.9% or more of the Company Securities.

(d)“Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

(e)“Close of Business” on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

(f)“Common Shares” shall mean (i) the shares of common stock, par value $0.01 per share, of the Company or (ii) if such common stock shall have been converted into or exchanged for other securities, the then authorized Equity Shares (as hereinafter defined) of the Company.

(g)“Company Securities” shall mean (i) the shares of common stock, par value $0.01 per share, of the Company or, if such common stock shall have been converted into or exchanged for other securities, the then authorized Equity Shares (as hereinafter defined) of the Company, (ii) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) warrants, rights, convertible debt, or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, and (iv) any other interest that would be treated as “stock” of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations.

(h)“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(i)“Equity Shares” when used with reference to any Person (including the Company) shall mean the capital stock (or equity interest) with the greatest voting power in an election of directors or similar governing body of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(j)“Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(k)“Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(l)“Exempt Person” shall mean the Company, any Subsidiary (as hereinafter defined) of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person holding Company Securities for or pursuant to the terms of any such plan.

(m)“Expiration Date” shall mean the earliest of (i) the date on which all of the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (ii) the date on which the Rights are exchanged as provided in Section 24 hereof, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board of Directors, in its sole discretion, determines will provide protection for the Company’s Tax Benefits similar to that provided by this Agreement, (iv) the Close of Business on the effective date of the repeal of Section 382 (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board of Directors determines in its sole discretion, that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the date on which the Board of Directors otherwise determines, in its sole discretion, that this Agreement is no longer necessary to preserve the Tax Benefits, and (vi) the first day of a taxable year of the Company to which the Board of Directors determines in its sole discretion, that no Tax Benefits may be carried forward.

(n)“Final Expiration Date” shall mean the earliest of (i) the fifth (5th) Business Day after the filing by the Company of a Current Report on Form 8-K reporting the results of the 2019 annual meeting of stockholders of the Company (including any postponement or adjournment thereof) should this Agreement not be approved by a majority of the Common Shares present and voting at such meeting on such matter and (ii) the Close of Business on the third anniversary of the date of this Agreement, provided, however, that if any Person shall become an Acquiring Person, then clause (i) and (ii) above shall be disregarded for all purposes under this Agreement and the Final Expiration Date shall be March 4, 2029.

(o)“Person” shall mean any individual, firm, corporation, limited liability company, partnership, limited liability partnership, trust or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include (A) any successor (by merger or otherwise) of such individual or entity, as well as any group under Rule 13d-5(b)(1) of the Exchange Act, and (B) an unincorporated group of persons who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act, and also includes any successor (by merger or otherwise) of any such individual or entity, but shall not include a “public group” (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

(p)“Preferred Shares” shall mean shares of Series A Participating Preferred Stock, $0.01 par value per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation, Preferences and Rights of Series A Participating Preferred Stock attached to this Agreement as Exhibit A.

(q)“Purchase Price” shall have the meaning set forth in Section 4 hereof.

(r)“Redemption Date” shall have the meaning set forth in Section 1(m) hereof.

(s)“Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(t)“Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(u)“Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(v)“Section 382” shall mean Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder.

(w)“Securities Act” shall mean the Securities Act of 1933, as amended.

(x)“Shares Acquisition Date” shall mean the earlier of (i) first date of public announcement (which, for purposes of this definition shall include, without limitation, a report filed or amended pursuant to Section 13(d) or Section 13(g) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such (or if such announcement occurs before the Record Date, the Close of Business on the Record Date) and (ii) the public disclosure of facts by the Company or an Acquiring Person indicating that an Acquiring Person has become such. To avoid doubt, no Shares Acquisition Date will be deemed to have occurred with respect to any Person who is determined by the Board of Directors not to have become an Acquiring Person in accordance with Section 1(a) hereto.

(y)“Subsidiary” of any Person shall mean any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(z)“Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(aa)“Tax Benefits” shall mean tax attributes, such as current year net operating loss and the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Company or any direct or indirect Subsidiary thereof.

(bb)“Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(cc)“Treasury Regulations” shall mean the final and temporary (but not proposed) regulations promulgated under the Code, as such regulations may be amended from time to time.

Section 2.Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint co-rights agents as it may deem necessary or desirable upon ten (10) Business Days’ notice to the Rights Agent.  The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-rights agents. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.

Section 3.Issue of Right Certificates.  (a) Until the earlier of (i) the Close of Business on the tenth (10th) Business Day after the Shares Acquisition Date or (ii) the Close of Business on the tenth (10th) Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement (with the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) by any Person (other than an Exempt Person) of, or after the first public announcement of the intention of any Person (other than an Exempt Person) to commence a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (including in either such case, any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to paragraphs (b) and (c) of this Section 3) by the certificates for Common Shares registered in the names of the holders thereof (which certificates evidencing Common Shares shall also be deemed to be certificates evidencing Rights) and not by separate Right Certificates (or, for book entry shares, by notations in the respective accounts for Common Shares), (y) the registered holders of Common Shares shall also be the registered holders of the Rights issued with respect thereto and (z) the Rights will be transferable by, and only in connection with, the transfer of Common Shares (including a transfer to the Company).  As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Shares, one or more rights certificates, in substantially the form of Exhibit B hereto (each, a “Right Certificate”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates, and the Rights will be transferable only separately from the transfer of Common Shares.

The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following.  Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to any holder of Rights who may so request from time to time prior to the earliest of the Distribution Date, the Expiration Date or the Final Expiration Date.  Until the Distribution Date (or the earlier of the Expiration Date or the Final Expiration Date), the surrender for transfer of Common Shares, whether certificated or book entry shares, outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

(c)The Company shall cause certificates for Common Shares which become issued and outstanding after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the Final Expiration Date, to bear the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefits Preservation Plan between SeaChange International, Inc. and Computershare Inc. and any successor rights agent thereto, as Rights Agent (and any successor Rights Agent) dated as of March 4, 2019 (as it may be amended from time to time, the “Tax Benefits Preservation Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of SeaChange International, Inc.  Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate.  SeaChange International, Inc. will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan without charge after receipt of a written request therefor.  Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, Rights issued to, or held by, any Person that is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as defined in the Tax Benefits Preservation Plan), or the transferees thereof, may become null and void.

With respect to any book entry shares, a legend in substantially similar form will be noted in the book entry account reflecting ownership of such Common Shares. With respect to such certificates containing the foregoing legend, until the earliest of the Distribution Date, the Expiration Date and the Final Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Shares shall also be the registered holders of the associated Rights, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.  Similarly, during such time periods, the transfers of book entry shares shall also be deemed to be transfers of the Rights associated with the Common Shares represented thereby.  In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding. Notwithstanding anything in this Section 3(c) to the contrary, the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of Rights.  With respect to any shares held in book entry form, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. In the event that Common Shares are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such Common Shares.

Section 4.Form of Right Certificates.  The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall each be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or inter-dealer quotation system on which the Rights may from time to time be listed or traded, or to conform to usage.  Subject to Sections 7, 11 and 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the “Purchase Price”), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

Section 5.Countersignature and Registration.  The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, any of its Vice Presidents, its Treasurer, Secretary or any other appropriate officer identified in a written notice to the Rights Agent, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature.  The Right Certificates shall be countersigned by the Rights Agent (by manual or facsimile signature) and shall not be valid for any purpose unless countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

Following the Distribution Date (provided that the Rights Agent has received notice to that effect and all other relevant information referred to in Section 3(a)), the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6.Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  (a) Subject to Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) or Section 23 hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder thereof to purchase a like number of one one-hundredths of a Preferred Share (or, following the occurrence of a Section 11(a)(ii) Event, Common Shares, other securities, cash or other assets, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such registered holder to purchase.  Any registered holder desiring so to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall deliver such requests in writing to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and any other reasonable evidence of authority that may be reasonably required by the Rights Agent.  The Right Certificates are transferable only on the registry books of the Rights Agent.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder thereof shall have (i) properly completed and duly signed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required by Section 9(e) hereof.  Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder.  The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.  The Rights Agent shall have no duty or obligation under this Section unless and until it is satisfied that all such taxes and/or charges as required by Section 9(e) hereto have been paid.

(b)Upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.Exercise of Rights; Purchase Price; Expiration.  (a) Subject to Section 11(a)(ii) hereto, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided in this Agreement) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, by certified check, cashier’s check, bank draft or money order payable to the order of the Company, at or prior to the earlier of the Expiration Date and the Final Expiration Date.  Except for those provisions herein which expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.

(b)The Purchase Price for each one one-hundredth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be eight dollars ($8.00), and shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c)Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(e) hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, and subject to Section 11(a)(ii) and Section 20(h) hereof, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes each such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one‑hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs such depositary agent to comply with such request, (ii) when necessary, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.  Notwithstanding any other provisions hereof, the Company and the Rights Agent may, at any time, amend this Agreement as the Company shall determine necessary to provide for uncertificated Preferred Shares or book-entry only depositary receipts in addition to or in place of Preferred Shares or depositary receipts evidenced by certificate or physical receipts, respectively.

(d)In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and of the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request.

Section 8.Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.Availability of Preferred Shares.  (a) The Company will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Section 11(a)(ii) Event, out of its authorized and unissued Common Shares and/or other securities, as applicable), the number of Preferred Shares (and/or, following the occurrence of a Section 11(a)(ii) Event, the number of Common Shares and/or other securities, as applicable) that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Agreement.  The Company will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Section 11(a)(ii) Event, Common Shares and/or other securities, as applicable) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (and/or following the occurrence of a Section 11(a)(ii) Event, Common Shares and/or other securities, as applicable), subject to payment of the Purchase Price, be duly and validly authorized and issued and fully paid and nonassessable shares.

(b)So long as the Company’s capital stock and other securities issuable and deliverable upon the exercise of the Rights may be listed or traded on any stock exchange or inter-dealer quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that the Board of Directors determines that it is reasonably likely that the Rights will be exercised), all the Company’s capital stock and other securities reserved for such issuance to be listed on such exchange or inter-dealer quotation system upon official notice of issuance upon such exercise.

(c)The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of an event described in the first sentence of Section 11(a)(ii) hereof on which the consideration to be delivered by the Company upon exercise of the Rights has been determined pursuant to this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act, with respect to the Company’s capital stock and other securities issuable and deliverable upon the exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such capital stock or securities, or (B) the Expiration Date.  The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights.  The Company may, by issuing a public announcement, temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement.  Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite registration or qualification under the securities or “blue sky” laws of such jurisdiction shall have been obtained.

(d)The Company will take all such action as may be necessary to ensure that all the Company’s capital stock issued and delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price and compliance with all other applicable provisions of this Agreement), be duly and validly authorized and issued, fully paid and nonassessable.

(e)The Company will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares or other securities upon the exercise of Rights.  The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares or other securities in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s reasonable satisfaction that no such tax or charge is due.

Section 10.Shares Record Date.  Each Person in whose name any certificate for Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are open.

Section 11.Adjustment of Purchase Price, Number of Shares or Number of Rights.  The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide or split the outstanding Preferred Shares, (C) combine or consolidate the outstanding Preferred Shares into a smaller number of Preferred Shares, through a reverse stock split or otherwise or (D) issue any shares of its capital stock in a reclassification of Preferred Shares (including without limitation any reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, consolidation or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, consolidation or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under this Section 11(a)(i) and Section 11(a)(ii) below, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) below.

(ii)Subject to Section 23 of this Agreement, and to the immediately succeeding paragraph, in the event any Person becomes an Acquiring Person (this event being referred to as a “Section 11(a)(ii) Event”), each holder of a Right (except as set forth in the immediately following paragraph) shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price, in accordance with the terms of this Agreement, in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and dividing that product by (y) 50% of the then current per share market price of the Company’s Common Shares (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event (such number of Common Shares, the “Adjustment Shares”); provided that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive Common Shares of the Company that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.9% or more of the Company Securities then outstanding. If a holder would, but for the previous clause, be entitled to receive a number of Common Shares of the Company that would result in such holder, together with such holder’s Affiliates becoming the Beneficial Owner of 4.9% or more of the Company Securities then outstanding (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the current per share market price on the Shares Acquisition Date multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder. In the event that a Section 11(a)(ii) Event occurs and the Rights are then outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

From and after the occurrence of such a Section 11(a)(ii) Event, any Rights that are or were acquired or Beneficially Owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void without any further action and any holder of such Rights shall thereafter have no right whatsoever with respect to such Rights, under any provision of this Agreement or otherwise.  No Right Certificate shall be issued (1) pursuant to Section 3 to an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate or nominee thereof; (2) to any transferee of an Acquiring Person (or of any Associate or Affiliate of such Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with which the Acquiring Person has any continuing plan, agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board of Directors has determined is part of a plan, agreement, arrangement or understanding (whether or not in writing) that has the primary purpose or effect the avoidance of this Section 11(a)(ii) or (3) to subsequent transferees of the foregoing Persons described in this paragraph and any Rights acquired by such Persons shall be null and void without any further action and any holder of such Rights shall thereafter have no right whatsoever with respect to such Rights, under any provision of this Agreement or otherwise.  Any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate shall be cancelled.  The Company shall give the Rights Agent written notice of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee or transferee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee or transferee of any of the foregoing unless and until it shall have received such notice.  The Company and the Rights Agent shall have no liability to any holder of a Right Certificate or any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of such Acquiring Person’s Affiliates or Associates or their respective nominees or transferees hereunder.

(iii)In the event that there shall not be sufficient Common Shares issued but not outstanding, or authorized but unissued (and not subject to reservation) pursuant to the Company’s Amended and Restated Certificate of Incorporation, as amended,  to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, the Company shall take all such action as may be necessary (including, to the extent required by law, seeking stockholder approval for the authorization of additional shares) to authorize additional Common Shares for issuance upon exercise in full of the Rights; provided, however, that if the Company after using its reasonable best efforts to do so is unable to cause the authorization of a sufficient number of additional Common Shares within 120 days (the “Substitution Period”), the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and (B) with respect to each Right (other than those rights which have become null and void pursuant to Section 11(a)(ii) hereto), upon the exercise of such Right and payment of the applicable Purchase Price, make adequate provision to substitute for the Adjustment Shares (1) cash, (2) a reduction in the Purchase Price, (3) equity securities other than Common Shares (including shares, or units of shares, of preferred stock of the Company which, by virtue of having dividend, voting and liquidation rights substantially comparable to the class of Common Shares for which a Right is exercisable are determined by the Board of Directors to have essentially the same value as the class or series of Common Shares for which a Right is exercisable (such shares or units of shares of preferred stock are herein called “Common Share Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value which, when added to the value of the Common Shares actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized independent investment banking firm selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within 120 days following the later of (x) a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares for which a Right is exercisable (to the extent available) and then, if necessary, cash or shares of capital stock of the Company, which shares and cash have an aggregate value equal to the excess of the Current Value over the Purchase Price. To the extent that the Company determines that action needs to be taken pursuant to the first sentence of this Section 11(a)(iii), the Company (x) shall provide (subject to Section 11(a)(ii) hereof) that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the current per share market price of the Common Shares (determined pursuant to Section 11(d)) on the date of occurrence of a Section 11(a)(ii) Event and the per share or per unit value of any Common Share Equivalent shall be deemed to equal the current per share market price of the Common Shares (determined pursuant to Section 11(d)) on such date.

(b)In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Shares entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Shares or shares having the same rights, privileges and preferences as the Preferred Shares (the “Equivalent Preferred Shares”) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security is convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares (as determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (plus the aggregate initial conversion price of any such convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent.  Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including without limitation any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of securities (including evidences of indebtedness) or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or rights, options or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the securities or assets or of such rights, options or warrants so to be distributed applicable to one Preferred Share, and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)(i) For the purpose of any computation hereunder and subject to Section 11(d)(ii), the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as hereinafter defined) immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such Security, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq Stock Market, LLC or, if the Security is not listed or admitted to trading on the Nasdaq Stock Market, LLC, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System, or, if on any such date the Security is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected in good faith by the Board of Directors. If on any such date no market maker is making a market in the Security, the fair value of such Security on such date will be determined by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and which shall be conclusive and binding for all purposes hereunder.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)For the purpose of any computation hereunder, if the Preferred Shares are publicly traded, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i).  If the Preferred Shares are not publicly traded but the Common Shares are publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred.  If neither the Common Shares nor the Preferred Shares are publicly traded, the “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes and shall be binding on the Rights Agent and the holders of the Rights.

(e)No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Final Expiration Date.

(f)If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (e), inclusive, and the provisions of Sections 7, 9, 10 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right.  Each of the unexercised Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment.  Each unexercised Right held outstanding prior to such adjustment of the number of Rights shall become that number of unexercised Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days after the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Right Certificates to be distributed pursuant to this Section 11(i) shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share or other securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share that were expressed in the initial Right Certificates issued hereunder.

(k)Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(l)In any case in which this Section 11 shall require that any adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments to the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

(n)In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be adjusted to be equal to the product of (x) the number of one one-hundredths of a Preferred Shares so purchasable immediately prior to such event and (y) a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) the Company shall issue with respect to each Common Share outstanding immediately after such event that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it.  The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12.Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, computations and methodology accounting for any adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 and Section 26 hereof.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

Section 13.Reserved

Section 14.Fractional Rights and Fractional Shares.  (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights.  In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price for any day shall be determined in accordance with Section 11(d) hereof.

(b)Subject to this Section 14(b), the Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share).  Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts.  In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined in accordance with Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as expressly provided above).

(d)Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.  The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15.Rights of Action.  (a) All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares).  Any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of its obligations under this Agreement.

(b)Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 16.Agreement of Right Holders.  Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)prior to the Distribution Date, the Rights will not be represented by a Right Certificate and will be transferable only in connection with the transfer of the Common Shares;

(b)after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

(c)the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate or book entry share position) is registered as the absolute owner thereof and of the Rights evidenced thereby notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate or book entry share position made by anyone other than the Company or the Rights Agents for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17.Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends or other distributions in respect of, or be deemed for any purpose the holder of the Preferred Shares or any other securities which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.Concerning the Rights Agent.  (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement.  The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.  The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

(b)The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate (or registration on the transfer books of the Company, including in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19.Merger or Consolidation or Change of Name of Rights Agent.  (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such Person would be eligible for appointment as a successor Rights Agent under Section 21 hereof.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20.Rights and Duties of Rights Agent.  The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

(b)Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, Chief Financial Officer, President, any Vice President, the Treasurer or the Secretary of the Company or any other appropriate officer of the Company identified in a written notice to the Rights Agent and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c)The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).  Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage.  Any liability of the Rights Agent under this Agreement will be limited to the amount of fees (but not reimbursed expenses) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

(d)The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 or 24 hereto, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of the certificate described in Section 12 hereof, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer, Chief Financial Officer, President, any Vice President, the Treasurer or the Secretary of the Company or any other appropriate officer of the Company identified in a written notice to the Rights Agent, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h)If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been properly completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(i)The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(j)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(k)No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l)No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(m)The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 25 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

(n)The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(o)The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.

(p)The Rights Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Rights authenticated by the Rights Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issue and sale, or exercise, of the Rights.

(q)The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights.

(r)The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (i) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (ii) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

Section 21.Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and, if other than an affiliate of the Rights Agent, to each transfer agent of the Common Shares or Preferred Shares known to the Rights Agent by registered or certified mail, and to the holders of the Right Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice under this Section 21. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent in accordance with Section 25, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by (i) first-class mail or (ii) disclosure in a press release of the Company or in a periodic report of the Company required to be filed under the Exchange Act or in any other communication of the Company with its stockholders.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate of such a Person.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose , but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent in accordance with Section 25 and each transfer agent of the Common Shares or Preferred Shares, and give notice thereof to the registered holders of the Right Certificates or, if prior to the Distribution Date, the holders of record of the Common Shares, by (1) first-class mail or (2) disclosure in a press release of the Company or in a periodic report of the Company required to be filed under the Exchange Act or in any other communication of the Company with its stockholders.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the date of this Agreement and prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that no such Right Certificate shall be issued if, and to the extent that, (x) the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (y) appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.Redemption.  (a) The Board of Directors may, at its option, at any time prior to the earliest of the Distribution Date, the Expiration Date and the Final Expiration Date, direct the Company to, and, if so directed, the Company shall, redeem all but not less than all the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Shares (based on the current market value of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board. For the purposes of this paragraph (a), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of redemption pursuant to this Section 23. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

(b)Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.  The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the legality or validity of such redemption.  Within ten (10) days after such action of the Board of Directors so ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.  Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

(c)In connection with any redemption permitted under this Section 23, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, and, upon such action, all outstanding Right Certificates shall be null and void without any further action of the Company.

Section 24.Exchange.  (a) The Board of Directors may, at its option, at any time after a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to Section 11(a)(ii) hereof) for Common Shares at a ratio of one (1) Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 24, the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive Common Shares that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.9% or more of the Company Securities then outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this Section 24 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.9% or more of the Company Securities then outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the current per share market price of Common Shares on the date of the Shares Acquisition Date or Distribution Date, as applicable, multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. Any such exchange will be effective immediately upon the action of the Board of Directors ordering the same, unless such action of the Board of Directors expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board of Directors). Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 24, the Board of Directors may enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Shares issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any Common Shares issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and nonassessable Common Shares, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

(b)Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the legality or validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights.

(d)The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares.  In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share.  For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.Notice of Certain Events.  (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights, options, or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights, options, or warrants, (iii) to effect any reclassification of Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, to effect any share exchange with, or to effect any sale, disposition or other transfer (or to permit one or more of its Subsidiaries to effect any sale, disposition or other transfer), in one or more transactions, of fifty percent (50%) or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to the Rights Agent and, to the extent feasible, to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, share exchange, disposition, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

(b)In the event that any Section 11(a)(ii) Event shall occur, then the Company shall as soon as practicable thereafter give to the Rights Agent and, to the extent feasible, to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 26.Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if in writing and when sent or delivered by a recognized national overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

SeaChange International, Inc.

50 Nagog Park

Acton, MA  01720

Attention:  Chief Financial Officer

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and when sent or delivered by a recognized national overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Inc.

250 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent or delivered by a recognized national overnight delivery service or by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.Supplements and Amendments.  Subject to this Section 27, the Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent (upon the delivery of a certificate to the Rights Agent from an appropriate officer of the Company that the proposed supplement or amendment is in compliance with the terms of this Section 27); provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates).  Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.

Section 28.Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder; provided, however, that this Agreement shall not be assignable by either party without the prior written consent of the other party except as otherwise expressly contemplated by Section 19.

Section 29.Determinations and Actions by the Board of Directors, etc.  The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and the provisions of Section 382, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination with respect to the redemption or exchange of the Rights or to amend this Agreement).  All such actions, calculations, interpretations and determinations (including, for purpose of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors in good faith shall, without limiting any of the rights and immunities or expanding the duties and obligations of the Rights Agent, (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board of Directors to any liability to the holders of the Rights.  The Rights Agent is entitled always to assume the Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 30.Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Shares).

Section 31.Severability.  If any term, provision covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if the exclusion of such provision shall adversely affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 32.Governing Law.  This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York (without giving effect to any rule or principle that would result in application of the law of any other jurisdiction) and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 33.Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  A signature to this Agreement executed or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 34.Descriptive Headings.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof

Section 35.Construction; Interpretation.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa. The word “including” and “include” and other words of similar import will be deemed to be followed by the phrase “without limitation.” The words “herein,” “hereto” and “hereby,” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement. References to sections, subsections, clauses, subclauses, subparagraphs, recitals, the preamble and exhibits are references to sections, subsections, clauses, subclauses, subparagraphs, recital, the preamble and exhibits of this Agreement. Any reference herein to law or to a law, statute, rule or regulation of any governmental entity (or any provision thereof) shall include all laws and such law, statute, rule or regulation promulgated thereunder (or provision thereof), including any successor thereto, as it may be amended from time

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:		SEACHANGE INTERNATIONAL, INC.

By:	/s/ Carla Vaughn - Deeds	By	/s/ William Markey
Title:	Assistant	Name:	William Markey
		Title:	Chairman

Attest:		COMPUTERSHARE INC., as Rights Agent

By:	/s/ Kathy Heagerty	By	/s/ Patrick Hayes
Title:	Vice President & Manager	Name:	Patrick Hayes
		Title:	Vice President & Manager

Exhibit A

FORM

of

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

of

SERIES A PARTICIPATING PREFERRED STOCK

of

SEACHANGE INTERNATIONAL, INC.

______________________________________________

(Pursuant to Section 151 of the

Delaware General Corporation Law)

______________________________________________

SeaChange International, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board”) as required by Section 151 of the DGCL at a meeting duly called and held on March 4, 2019:

RESOLVED: that, pursuant to authority expressly granted to and vested in the Board by the provisions of its certificate of incorporation and applicable law, a series of the Corporation’s undesignated Preferred Stock, par value $0.01 per share (the “Preferred Stock”), be and is hereby designated as Series A Participating Preferred Stock, which Series A Participating Preferred Stock shall consist of 1,000,000 shares of Preferred Stock and shall have the powers, preferences and rights, and the qualification, limitations or restrictions thereof, as set forth on Exhibit A hereto.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chief Financial Officer this 5th day of March, 2019.

SEACHANGE INTERNATIONAL, INC.

By:
Name: Peter Faubert
Title: Chief Financial Officer

Exhibit A

Section 1.Designation and Amount.  The shares of this series of Preferred Stock pursuant to this certificate of designations, preferences and rights (the “Certificate of Designations”) shall be designated as “Series A Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be one million (1,000,000).  Such number of shares may be increased or decreased by resolution of the Board provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares of Series A Preferred Stock then outstanding plus the number of shares of Series A Preferred Stock reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2.Dividends and Distributions.

(a)Subject to the rights of the holders of any shares of any series of Preferred Stock (or any other stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, in preference to the holders of shares of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”), quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to one hundred (100) times the aggregate per share amount of all cash dividends, and one hundred (100) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(c)Dividends due pursuant to paragraph (A) of this Section shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3.Voting Rights.  The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a)Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one hundred (100) votes on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)Except as otherwise provided in the Certificate of Incorporation, including any other certificate of designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)Except as set forth herein, or as otherwise required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.Certain Restrictions.

(a)Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii)declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv)purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.Reacquired Shares.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designations creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6.Liquidation, Dissolution or Winding Up.  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock shall be entitled to receive, prior to any distribution made to the holders of shares of stock ranking junior to the Series A Preferred Stock, an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to one hundred (100) times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends (the “Series A Liquidation Preference”).  In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, that rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one hundred (100) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.Amendment.  So long as any share of the Series A Preferred Stock is outstanding, neither the Company’s Certificate of Incorporation nor this Certificate of Designation shall be amended in any manner, including in a merger or consolidation, which would alter, change, or repeal the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

Section 9.Rank.  The Series A Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding up, junior to all series of Preferred Stock, unless the terms of any such series shall provide otherwise.

Fractional Shares.  The Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

Exhibit B

[Form of Right Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER THE EARLIER OF THE EXPIRATION DATE AND THE FINAL EXPIRATION DATE (EACH AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN).  THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.0001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN.

RIGHT CERTIFICATE

SEACHANGE INTERNATIONAL, INC.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of March 4, 2019 (the “Agreement”), between SeaChange International, Inc., a Delaware corporation (the “Company”), and Computershare Inc., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and prior to the earlier of the Expiration Date and the Final Expiration Date (each as defined in the Agreement) at the office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Participating Preferred Stock, $0.01 par value per share (the “Preferred Shares”), of the Company, at a purchase price of EIGHT DOLLARS ($8.00) per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.  The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 15, 2019, based on the Preferred Shares as constituted at such date.  As provided in the Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, covenants and restrictions of the Agreement, which terms, covenants and restrictions are hereby incorporated herein by reference and made a part hereof, and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates.  Copies of the Agreement are on file at the principal executive offices of the Company.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.0001 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s common stock, par value $0.01 per share.

The Company shall not be required to issue fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but upon the exercise of any Right or Rights evidenced hereby, and a cash payment will be made in lieu thereof, as provided in the Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the signature of the proper officers of the Company.

Dated as of __________________.

ATTEST:	SEACHANGE INTERNATIONAL, INC.
By
Name:
Title:

Name:
Title:

Countersigned:
COMPUTERSHARE INC.,
as Rights Agent
By
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:
Signature
Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

The undersigned hereby certifies by checking the appropriate boxes that:

(1)this Right Certificate [ ] is [ ] is not Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of any Acquiring Person) and [ ] is [ ] is not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any Acquiring Person (as such terms are defined in the Agreement); and

(2)after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:	Signature

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder
desires to exercise Rights represented by the Right Certificate.)

TO:	SEACHANGE INTERNATIONAL, INC.

The undersigned hereby irrevocably elects to exercise      Rights represented by this Right Certificate to purchase the Preferred Shares (or such other securities of the Company or of any other Person that may be issuable upon the exercise of the Rights) issuable upon the exercise of such Rights and requests that such Preferred Shares (or such other securities of the Company or of any other Person that may be issuable upon the exercise of the Rights) be issued in the name of:

(Please print name and address)

Please insert social security
or other tax identifying number

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

(Please print name and address)

Please insert social security
or other tax identifying number

Dated:	Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Right Certificate [ ] is [ ] is not Beneficially Owned by an Acquiring Person (or an Affiliate or Associate thereof) and [ ] is [ ] is not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:	Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not properly completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES

On March 4, 2019, the Board of Directors of SeaChange International, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Common Shares”), outstanding on March 15, 2019 (the “Record Date”) to the stockholders of record on that date.

For those interested in the specific terms of the Rights, which are governed by the Tax Benefit Preservation Plan (the “Rights Agreement”), dated March 4, 2019, between the Company and Computershare Inc., the Rights Agent, the Company provides the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K filed on March 5, 2019. A copy of the Rights Agreement is available free of charge from the Company.

Background

The Board of Directors of the Company has adopted this Rights Agreement to deter acquisitions of Common Shares that would potentially limit the Company’s ability to use its net operating loss carryforwards and certain other tax attributes, which are referred to herein collectively as “NOLs”, to reduce the Company’s potential future federal income tax obligations. The Company has experienced, and may continue to experience, substantial net operating losses, and for federal and state income tax purposes, the Company may “carry forward” NOLs in certain circumstances to offset current and future taxable income, which will reduce the Company’s federal and state income tax liability. As a result, these NOLs can be a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (“Section 382”), the Company’s ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could adversely affect the value of the Company’s NOLs. Generally, an ownership change occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period. The Rights Agreement has a 4.9% “trigger” threshold which is intended to act as a deterrent to any person acquiring 4.9% or more of the outstanding Common Shares without the approval of the Board of Directors. This would protect the Company’s NOLs because changes in ownership by persons owning less than 4.9% of the outstanding Common Shares are not included in the calculation of whether the Company has experienced an “ownership change” under Section 382. There is no guarantee, however, that the Rights Agreement will prevent the Company from experiencing an “ownership change” under Section 382.

Rights; Exercise Period.

The Rights Agreement imposes a significant penalty upon any person or group which acquires 4.9% or more of the outstanding Common Shares (such event, a “Triggering Event”) without the approval of the Board of Directors of the Company as described in Section 11(a)(ii) of the Rights Agreement.  Stockholders who own 4.9% or more of the outstanding Common Shares as of the open of business on March 5, 2019, will not constitute a Triggering Event so long as such stockholders do not change their ownership of Common Shares in a transaction or series of transactions to an amount equal to or greater than the greater of (i) 4.9% or (ii) the sum of (x) the lowest beneficial ownership of such person as a percentage of the outstanding Common Shares as of any date on or after March 5, 2019 plus (y) 0.5%.  Upon a Triggering Event, each Right entitles the registered holder thereof to purchase from the Company one one‑hundredth of a share of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a price of $8.00 per one one‑hundredth of a Preferred Share (the “Purchase Price”), subject to adjustment. Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one‑hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.  From and after the occurrence of a Triggering Event if the Rights evidenced by the Right Certificate are or were acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become null and void, and any holder of such Rights shall thereafter have no right to exercise such Rights.  However, Rights are not exercisable following the occurrence of a Triggering Event until such time as the Rights are no longer redeemable by the Company as set forth below.

Until the earlier to occur of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 4.9% or more of the outstanding Common Shares (or if already the beneficial owner of at least 4.9% of the outstanding Common Shares, by acquiring additional Common Shares in a transaction or series of transactions representing 0.5% or more of the Common Shares then outstanding) or (ii) ten (10) business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.9% or more of such outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date and book entry accounts reflecting ownership of Common Shares outstanding as of the Record Date, by such Common Share certificate or book entry account position, as applicable. For these purposes, beneficial ownership is determined based on the number of Common Shares that a person is deemed to directly, indirectly or constructively own pursuant to Section 382, including any shares owned by any other person treated as one entity under applicable treasury regulations.

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the outstanding Common Shares: (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company, or any person organized, appointed, established or holding outstanding Common Shares for or pursuant to the terms of any such plan; (iv) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Rights Agreement, unless and until such person, or any Affiliate of such person, changes their beneficial ownership of Common Shares in a transaction or series of transactions to an amount equal to or greater than the greater of (1) 4.9% or (2) the sum of (x) the lowest beneficial ownership of such person as a percentage of the outstanding Common Shares as of any date on or after March 5, 2019, plus (y) 0.5% (other than as a result of an acquisition by the Company or any of its Subsidiaries of Common Shares); or (v) any person who as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares outstanding, increases the proportionate number of Common Shares beneficially owned by the person to 4.9% or more of the Common Shares then outstanding, or a stock dividend, rights dividend, stock split or similar transaction effected by the Company unless and until such person, or any Associate or Affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of an additional 0.5% or more of the then-outstanding Common Shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company). If the Board of Directors determines in good faith that a person who would otherwise be an Acquiring Person, has become such inadvertently, and such person, within ten (10) business days of being requested by the Company to do so, certifies that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who thereafter, within ten (10) business days following such certification, divests as promptly as practicable a sufficient number of Common Shares that such person would no longer be an Acquiring Person, then such person shall not be deemed to be an Acquiring Person for any purpose of the Rights Agreement; provided that, if such person requested to so certify or divest Common Shares fails to do so within ten (10) business days, such person shall be deemed to be an Acquiring Person. Additionally, any person that has become an Acquiring Person shall not be treated as an Acquiring Person for any purpose of the Rights Agreement if the Board of Directors, in its sole discretion, determines that such person’s acquisition of beneficial ownership of Common Shares does not jeopardize or endanger the Company’s ability to utilize the NOLs. A person (other than any “direct public group” within the meaning of treasury regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.9% or more of the Common Shares if, in the determination of the Board of Directors, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.9” for “5” each time “five” or “5” is used in or for purposes of Section 382).

The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred by, and only in connection with, the transfer of Common Shares.  Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates and book entry accounts reflecting ownership of Common Shares issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference.  Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date or book entry accounts reflecting ownership of Common Shares outstanding as of the Record Date, even without such notation, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or book entry position, as applicable.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the Close of Business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date.  The Rights will expire on the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board of Directors determines, in its sole discretion, will provide protection for the NOLs similar to that provided by the Rights Agreement, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board of Directors determines, in its sole discretion, that the Rights Agreement is no longer necessary or desirable for the preservation of the NOLs, (v) the date on which the Board of Directors otherwise determines, in its sole discretion, that the Rights Agreement is no longer necessary to preserve the NOLs, (vi) the beginning of a taxable year of the Company to which the Board of Directors determines, in its sole discretion, that none of the NOLs may be carried forward, (vii) the fifth business day after the filing by the Company of a Current Report on Form 8-K reporting the results of the 2019 annual meeting of stockholders of the Company (including any postponement or adjournment thereof) should the Rights Agreement not be approved by a majority of the Common Shares present and voting at such meeting on such matter and (viii) the close of business on March 4, 2022 (the “Final Expiration Date”). If, however, any person becomes an Acquiring Person, the “Final Expiration Date” shall be March 4, 2029.

Purchase Price; Adjustments.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

The number of outstanding Rights and the number of one one‑hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one‑hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, all holders of Rights except such person or group of affiliated or associated persons and their transferees may, upon exercise of a Right, purchase for the Purchase Price Common Shares with a market value of two times the Purchase Price, based on the market price of the Common Shares on the date such person or group of affiliated or associated persons became an Acquiring Person.  If the Company does not have sufficient Common Shares to satisfy such obligation to issue Common Shares, the Company shall take all actions necessary to authorize additional Common Shares for issuance as soon as possible upon exercise of the Rights.  In the event the Company shall, after good faith effort, be unable to take all such actions as may be necessary to authorize such additional Common Shares, the Company shall deliver upon payment of the exercise price of a Right a number of Common Shares to the extent available and then units or other equity securities of the Company other than Common Shares, or cash, a reduction in the Purchase Price, debt securities of the Company, other assets or a combination of the foregoing in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

Exchange; Redemption; Amendment.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become null and void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

At any time prior to ten (10) business days after the time any Person becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”).  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

SEACHANGE INTERNATIONAL, INC.  ATTN: DAVE MCEVOY  50 NAGOG PARK  ACTON, MA 01720   VOTE BY INTERNET -www.proxyvote.com   Use the Internet to transmit your voting instructions and for electronic delivery  of information up until 11:59 p.m. Eastern Time the day before the cut-off date  or meeting date. Have your proxy card in hand when you access the web site  and follow the instructions to obtain your records and to create an electronic  voting instruction form.   ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS   If you would like to reduce the costs incurred by our company in mailing proxy  materials, you can consent to receiving all future proxy statements, proxy  cards and annual reports electronically via e-mail or the Internet. To sign up  for electronic delivery, please follow the instructions above to vote using the  Internet and, when prompted, indicate that you agree to receive or access proxy  materials electronically in future years.   VOTE BY PHONE - 1-800-690-6903   Use any touch.tone telephone to transmit your voting Instructions up until   11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have  your proxy card in hand when you call and then follow the Instructions.  VOTE BY MAIL   Mark, sign and date your proxy card and return it in the postage-paid  envelope we have provided or return it to Vote Processing, c/o Broadridge,  51 Mercedes Way, Edgewood, NY 11717.   E79888-P25877 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0 0 0 0 0 0 0 0 0 0 0 0 0 0000381612_1 R1.0.1.17 SEACHANGE INTERNATIONAL, INC. ATTN: DAVE MCEVOY 50 NAGOG PARK ACTON, MA 01720 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our

SEACHANGE INTERNATIONAL, INC.   The Board of Directors recommends you vote FOR  the following:    1. Election of Class II Directors  Nominees: For Against Abstain   1a. Robert M. Pons !  !  !    1b. Andrew Sriubas !  !  !    The Board of Directors recommends you vote FOR proposal 2: For Against Abstain   2. To approve the Tax Benefits Preservation Plan. !  !  !  The Board of Directors recommends you vote FOR proposal 3: For Against Abstain   3. To adopt, on an advisory basis, a resolution approving the compensation of SeaChange's named executive officers. !  !  !  The Board of Directors recommends you vote FOR proposal 4: For Against Abstain   4. To ratify the appointment of SeaChange's independent registered public accounting firm, Grant Thornton LLP. !  ! !  For address change/comments, mark here.  !  (see reverse for instructions)   Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,  administrator, or other fiduciary, please give full title as such. Joint owners should each sign  personally. All holders must sign. If a corporation or partnership, please sign in full corporate  or partnership name by authorized officer.     Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:   The Notice and Proxy Statement and Annual Report Combo is available at www.proxyvote.com.   E79889-P25877   SEACHANGE INTERNATIONAL, INC.    Annual Meeting of Stockholders to be held on July 11, 2019  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS   The undersigned, revoking all prior proxies, hereby appoints Peter Faubert and David McEvoy, and each of them, with full power of  substitution, as proxies to represent and vote all shares of common stock of SeaChange International, Inc. which the undersigned  would be entitled to vote if personally present at the Annual Meeting of Stockholders of SeaChange to be held on July 11, 2019  at 10:00 a.m. local time, at SeaChange's offices located at 50 Nagog Park, Acton, Massachusetts 01720 and at all adjournments  thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 24, 2019, a  copy of which has been received by the undersigned. The proxies are further authorized to vote, In their discretion, upon such  other business as may properly come before the meeting or any adjournments thereof.   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED  STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS  NAMED HEREIN, FOR THE APPROVAL OF THE TAX BENEFITS PRESERVATION PLAN, FOR THE APPROVAL OF EXECUTIVE  COMPENSATION, AND FOR THE RATIFICATION OF THE APPOINTMENT OF SEACHANGE'S INDEPENDENT REGISTERED  PUBLIC ACCOUNTING FIRM.   Address Changes/Comments: _______________________________________________________________________________   (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)   Continued and to be signed on reverse side